Exhibit 10.7

                       ACKNOWLEDGMENT, WAIVER AND CONSENT
                       AND AMENDMENT TO CREDIT AGREEMENTS

      A. The undersigned hereby acknowledge that the following agreements are being entered into substantially concurrent with the execution of this Acknowledgment, Waiver and Consent and Amendment to Credit Agreements:

            (i) Settlement Agreement, General Release and Covenant Not to Sue ("First Settlement Agreement") by and among Integrated Healthcare Holdings, Inc. ("IHHI"), Anil V. Shah, M.D. ("Dr. Shah"), Orange County Physicians Investment Network, LLC ("OC-PIN"), Bruce Mogel ("Mogel"), Pacific Coast Holdings Investment, LLC ("PCHI"), West Coast Holdings, LLC, ("WCH"), Dr. Kali P. Chaudhuri ("Dr. Chaudhuri"), Ganesha Realty, LLC ("Ganesha"), William E. Thomas ("Thomas"), Medical Capital Corporation ("MCC"), Medical Provider Financial Corporation I ("MPFCI"), Medical Provider Financial Corporation II ("MPFCII") and Medical Provider Financial Corporation III ("MPFCIII") (MCC, MPFCI, MPFCII and MPFCIII are collectively, "MedCap"); and

            (ii) Settlement Agreement No. 2 ("Second Settlement Agreement", and together with the First Settlement Agreement, the "Settlement Agreements") by and among Dr. Shah, OC-PIN, the members of OC-PIN (collectively, "OC-PIN Members"), PCHI, WCH, the members of WCH (collectively, "WCH Members"), Dr. Chaudhuri, and Ganesha.

      B. The undersigned hereby acknowledge that the Settlement Agreements require parties thereto to enter into further agreements as described therein, including without limitation, a Voting Agreement between Dr. Chaudhuri and OC-PIN.

      C. The undersigned hereby acknowledge that the Settlement Agreements contemplate the occurrence of various transactions and events, including without limitation, the dissolution of WCH and restructuring of PCHI, the dissolution of OC-PIN, the grant and exercise of an Option and Tag Along Rights (as defined in the Settlement Agreements) that will or may result in, among other things, changes in actual or beneficial ownership of the parties thereto and/or affiliates of those parties, some of whom are Credit Parties under one or more of the following credit facilities with MedCap (collectively, "Credit Facilities"): (a) the $10,700,000 Credit Agreement dated October 9, 2007 and related documents (the "$10,700,000 Loan Documents") among MPFCIII, IHHI, WMC-A, Inc. ("WMC-A"), WMC-SA, Inc. ("WMC-SA"), Chapman Medical Center, Inc. ("Chapman"), Coastal Communities Hospital, Inc. ("Coastal") (IHHI, WMC-A, WMC-SA, Chapman and Coastal are collectively, "Borrowers"), PCHI, West Coast, Ganesha and OC-PIN (PCHI, West Coast, Ganesha and OC-PIN are collectively, "Credit Parties"); (b) the $50,000,000 Revolving Credit Agreement dated October 9, 2007 and related documents (the "$50,000,000 Loan Documents") among MPFCI and the Borrowers and Credit Parties; and (c) the $80,000,000 Credit Agreement dated October 9, 2007 and related documents (the "$80,000,000 Loan Documents") among MPFCII and the Borrowers and Credit Parties.

      D. The undersigned hereby acknowledge that: (a) included in the $10,700,000 Loan Documents are an Environmental Indemnity Agreement dated October 9, 2007 among MPFCIII, the Borrowers, PCHI, WCH and OC-PIN; a Guaranty

Agreement dated October 9, 2007 executed by WCH and OC-PIN; and a Pledge Agreement dated October 9, 2007 executed by MPFCIII, IHHI, WCH and Ganesha; (b) included in the $50,000,000 Loan Documents are an Environmental Indemnity Agreement dated October 9, 2007 among MPFCI, the Borrowers, PCHI, WCH and OC-PIN; a Guaranty Agreement dated October 9, 2007 executed by WCH and OC-PIN; and a Pledge Agreement dated October 9, 2007 executed by MPFCI, IHHI, WCH and Ganesha; and (c) included in the $80,000,000 Loan Documents are an Environmental Indemnity Agreement dated October 9, 2007 among MPFCII, the Borrowers, PCHI, WCH and OC-PIN; a Guaranty Agreement dated October 9, 2007 executed by WCH and OC-PIN; and a Pledge Agreement dated October 9, 2007 executed by MPFCII, IHHI, WCH and Ganesha.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the undersigned parties hereto agree as follows:

      1. The undersigned hereby agree that if and to the extent that the agreements, transactions and events contemplated in the Settlement Agreements constitute, may constitute or will constitute a "Change of Control", "Default", "Event of Default" (as those terms are defined in the Credit Facilities or the Warrants (as defined below)) or other breach or default under any of the Credit Facilities or the Warrants, the undersigned each hereby waive and consent to the waiver of such event, breach or default. Without limitation of the foregoing, the undersigned hereby further agree that if and to the extent that the agreements, transactions and events contemplated in the Settlement Agreements result in the termination or release of the rights and obligations of WCH pursuant to the $10,700,000 Loan Documents, the $50,000,000 Loan Documents and the $80,000,000 Loan Documents, the undersigned each hereby consent to such termination and release and hereby irrevocably waive all objections thereto. This Acknowledgment, Waiver and Consent and Amendment to Credit Agreements shall be attached to each of the $10,700,000 Credit Agreement, $50,000,000 Revolving Credit Agreement and the $80,000,000 Credit Agreement and constitute amendments thereof. As used herein, "Warrants" are: (i) the warrant dated October 9, 2007 issued to Healthcare Financial Management & Acquisitions, Inc. ("HFMA") to purchase a minimum of 16,880,484 shares of common stock of IHHI (subject to certain adjustments described in the warrant), as amended; and (ii) the warrant dated December 12, 2005 issued to HFMA to purchase a minimum of 26,097,561 shares of common stock of IHHI (subject to certain adjustments described in the warrant), as amended.

      2. Notwithstanding anything in the Settlement Agreements to the contrary (including, but not limited to, anything to the contrary set forth in the Shareholders Agreement attached as Exhibit "A" to the Second Settlement Agreement):

            a. OC-PIN and each of the OC-PIN Members covenant and agree not to cause or permit the dissolution of OC-PIN or cause or permit OC-PIN to make a liquidating distribution of it's stock (together a "OC-PIN Dissolution Event") at any time prior to the date that all amounts due and owing to MedCap under each of the Credit Facilities have been paid in full and satisfied. The occurrence of an OC-PIN Dissolution Event will constitute an Event of Default under each of the Credit Facilities.

            b. In substitution for the Guaranty of WCH under each of the Credit Facilities, and on the Effective Date of this Acknowledgment, Waiver and Consent and Amendment to Credit Agreements, PCHI hereby agrees to and shall execute and deliver to MedCap the following Guaranty Agreements:

                  (i) Guaranty Agreement ($80 Million Credit Agreement) attached hereto as EXHIBIT "A";

                  (ii) Guaranty Agreement ($10.7 Million Credit Agreement) attached hereto as EXHIBIT "B"; and

                  (iii) Guaranty Agreement ($50 Million Revolving Credit Agreement) attached hereto as EXHIBIT "C".

      IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment, Waiver and Consent and Amendment to Credit Agreements to be duly executed by their respective authorized signatories as of April 2, 2009 ("Effective Date").

                                INTEGRATED HEALTHCARE HOLDINGS, INC., a
                                Nevada corporation,


                                By:   /s/ Kenneth K. Westbrook
                                      ------------------------------------------
                                      Name:   Kenneth K. Westbrook
                                           -------------------------------------
                                      Title:  CEO & President
                                            ------------------------------------

                                WMC-SA, INC., a California corporation,


                                By:   /s/ Kenneth K. Westbrook
                                      ------------------------------------------
                                      Name:   Kenneth K. Westbrook
                                           -------------------------------------
                                      Title:  CEO
                                            ------------------------------------

                                WMC-A, INC., a California corporation,


                                By:   /s/ Kenneth K. Westbrook
                                      ------------------------------------------
                                      Name:   Kenneth K. Westbrook
                                           -------------------------------------
                                      Title:  CEO
                                            ------------------------------------


                                [SIGNATURE PAGE CONTINUES]

                                COASTAL COMMUNITIES HOSPITAL, INC., a
                                California corporation,


                                By:   /s/ Kenneth K. Westbrook
                                      ------------------------------------------
                                      Name:   Kenneth K. Westbrook
                                           -------------------------------------
                                      Title:  CEO
                                            ------------------------------------


                                CHAPMAN MEDICAL CENTER, INC., a California corporation,


                                By:   /s/ Kenneth K. Westbrook
                                      ------------------------------------------
                                      Name:   Kenneth K. Westbrook
                                           -------------------------------------
                                      Title:  CEO
                                            ------------------------------------


                                PACIFIC COAST HOLDINGS INVESTMENT, LLC, a
                                California limited liability company,


                                By:   /s/ Jacob Sweidan, M.D.
                                      ------------------------------------------
                                      Jacob Sweidan, M.D., Manager


                                By:   /s/ Kali P. Chaudhuri, M.D.
                                      ------------------------------------------
                                      Kali P. Chaudhuri, M.D., Manager


                                ORANGE COUNTY PHYSICIANS INVESTMENT NETWORK,
                                LLC, a Nevada limited liability company,


                                By:   /s/ Anil V. Shah, M.D.
                                      ------------------------------------------
                                      Anil V. Shah, M.D., Manager


                                GANESHA REALTY, LLC, a California limited liability company,


                                By:   /s/ Kali P. Chaudhuri
                                      ------------------------------------------
                                      Name:   Kali P. Chaudhuri
                                           -------------------------------------
                                      Title:  Manager
                                            ------------------------------------


                                [SIGNATURE PAGE CONTINUES]

                                WEST COAST HOLDINGS, LLC, a California limited liability company,


                                By:   /s/ Jacob Sweidan, M.D.
                                      ------------------------------------------
                                      Name:   Jacob Sweidan, M.D.
                                           -------------------------------------
                                      Title:  Manager
                                            ------------------------------------


                                MEDICAL PROVIDER FINANCIAL CORPORATION I, a
                                Nevada corporation,


                                By:   /s/ Joseph J. Lampariello
                                      ------------------------------------------
                                      Joseph J. Lampariello, President and COO


                                MEDICAL PROVIDER FINANCIAL CORPORATION II, a
                                Nevada corporation,


                                By:   /s/ Joseph J. Lampariello
                                      ------------------------------------------
                                      Joseph J. Lampariello, President and COO


                                MEDICAL PROVIDER FINANCIAL CORPORATION III, a Nevada corporation,


                                By:   /s/ Joseph J. Lampariello
                                      ------------------------------------------
                                      Joseph J. Lampariello, President and COO


                                HEALTHCARE FINANCIAL MANAGEMENT & ACQUISITIONS, INC., a Nevada corporation,


                                By:   /s/ Joseph J. Lampariello
                                      ------------------------------------------
                                      Name:   Joseph J. Lampariello
                                           -------------------------------------
                                      Title:  President and COO
                                            ------------------------------------


                                [SIGNATURE PAGE CONTINUES]

                                MEDICAL CAPITAL CORPORATION, a Nevada
                                corporation,


                                By:   /s/ Joseph J. Lampariello
                                      ------------------------------------------
                                      Name:   Joseph J. Lampariello
                                           -------------------------------------
                                      Title:  President and COO
                                            ------------------------------------

               EXHIBIT "A" TO ACKNOWLEDGEMENT, WAIVER AND CONSENT



                           GUARANTY AGREEMENT OF PCHI
                         ($80 MILLION CREDIT AGREEMENT)



                                  SEE ATTACHED

                               GUARANTY AGREEMENT
                         ($80 MILLION CREDIT AGREEMENT)


      This GUARANTY AGREEMENT (as the same may be amended, modified, or supplemented from time to time, the "Guaranty") is to be effective as of April 2, 2009 ("Effective Date"), by PACIFIC COAST HOLDINGS INVESTMENT, LLC, a California limited liability company ("Guarantor"), in favor of MEDICAL PROVIDER FINANCIAL CORPORATION II, a Nevada corporation ("Lender"), with reference to the following facts:


                                    RECITALS


      A. Guarantor is a party to that certain Credit Agreement ($80 Million Facility) dated as of October 9, 2007 (including all annexes, exhibits and schedules thereto, and as the same may be and has been amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement"), by and among INTEGRATED HEALTHCARE HOLDINGS, INC., a Nevada corporation ("IHHI"), WMC-SA, INC., a California corporation ("WMC-SA"), WMC-A, INC., a California corporation ("WMC-A"), CHAPMAN MEDICAL CENTER, INC., a California corporation ("Chapman"), and COASTAL COMMUNITIES HOSPITAL, INC., a California corporation ("Coastal") (IHHI, WMC-SA, WMC-A, Chapman and Coastal are sometimes collectively referred to herein as "Borrowers" and individually as "Borrower"); Guarantor, WEST COAST HOLDINGS, LLC, a California limited liability company ("West Coast"), GANESHA REALTY, LLC, a California limited liability company ("Ganesha") and ORANGE COUNTY PHYSICIANS INVESTMENT NETWORK, LLC, a Nevada limited liability company ("OC-PIN") (Guarantor, West Coast, Ganesha and OC-PIN are referred to collectively in the Credit Agreement as the "Credit Parties"), and Lender.

      B. Pursuant to the Credit Agreement, Lender agreed to and did make (i) a $45,000,000 term loan ("$45,000,000 TERM LOAN") and (ii) a $35,000,000 non-revolving line of credit loan ("$35,000,000 NON-REVOLVING LINE OF CREDIT LOAN") (each as amended, restated, supplemented or otherwise modified from time to time, the "LOANS") to the Borrowers. Repayment of the Loans is evidenced by
(1) that certain $45,000,000 Term Note dated as of October 9, 2007 ("$45,000,00 TERM NOTE") and (2) that certain $35,000,000 Non-Revolving Line of Credit Note dated as of October 9, 2007 ("$35,000,000 NON-REVOLVING LINE OF CREDIT NOTE") (the $45,000,000 Term Note and $35,000,000 Non-Revolving Line of Credit Note, each as amended, restated, supplemented or otherwise modified from time to time, are sometimes referred to collectively herein as the "NOTES," and individually as a "NOTE"). The Credit Agreement, the Notes and all other agreements, documents, and instruments evidencing and/or securing the payment or performance of the Obligations (as defined in the Credit Agreement), including all Loan Documents as defined in the Credit Agreement are hereinafter collectively sometimes referred to as the "LOAN DOCUMENTS."

      C. The following agreements are being entered into substantially concurrent with the execution of this Guaranty:

      (i) Settlement Agreement, General Release and Covenant Not to Sue ("FIRST SETTLEMENT AGREEMENT") by and among IHHI, Anil V. Shah, M.D. ("Dr. Shah"), OC-PIN, Bruce Mogel ("Mogel"), Guarantor, West Coast, Dr. Kali P. Chaudhuri ("Dr. Chaudhuri"), Ganesha, William E. Thomas ("Thomas"), Medical Capital Corporation ("MCC"), Medical Provider Financial Corporation I ("MPFCI"), Lender and Medical Provider Financial Corporation III ("MPFCIII") (MCC, MPFCI, Lender and MPFCIII are collectively, "MedCap"); and

      (ii) Settlement Agreement No. 2 ("SECOND SETTLEMENT AGREEMENT", and together with the First Settlement Agreement, the "SETTLEMENT AGREEMENTS") by and among Dr. Shah, OC-PIN, the members of OC-PIN, Guarantor, West Coast, the members of West Coast, Dr. Chaudhuri, and Ganesha.

      D. The Settlement Agreements require the parties thereto to enter into further agreements as described therein, including without limitation, a Voting Agreement between Dr. Chaudhuri and OC-PIN.

      E. The Settlement Agreements contemplate the occurrence of various transactions and events, including without limitation, the dissolution of West Coast and restructuring of Guarantor, the dissolution of OC-PIN, the grant and exercise of an Option and Tag Along Rights (as defined in the Settlement Agreements) that will or may result in, among other things, changes in actual or beneficial ownership of the parties thereto and/or affiliates of those parties, some of whom are Credit Parties under the Credit Agreement.

      F. Among other conditions for entering into the First Settlement Agreement, Lender has required that the Guarantor guaranty the payment and performance of the Guaranty Obligations (defined below), including repayment of the Loans.

      G. The parties intend that these Recitals are made a part of this Guaranty.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Guaranty, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby covenants, promises and agrees for the benefit of Lender as follows:

      1. DEFINITIONS; CERTAIN MATTERS OF CONSTRUCTION. Unless otherwise set forth herein, (a) initially capitalized terms or matters of construction defined or established in the Credit Agreement shall be applied herein as defined or established therein, (b) any reference to a "Section" shall refer to the relevant section of this Guaranty, and (c) the following terms shall have, unless otherwise provided elsewhere in this Guaranty, the meanings set forth below:

      "EQUITY INTEREST" means all shares of Stock, options and warrants to purchase equity securities or other forms of equity, membership interests, general or limited partnership interests or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act).

      "GUARANTY OBLIGATIONS" shall mean (a) the obligations to repay the Loans under the Notes, (b) the payment and performance obligations under the Credit Agreement, including repayment of the Loans and the Notes, (c) payment and performance obligations under the other Loan Documents, (d) all other indebtedness, liabilities, and obligations of all Borrowers and the Credit Parties to Lender whether now existing or hereafter arising under the Loan Documents, and (e) all indebtedness, liabilities, and Obligations of Guarantors to Lender whether now existing or hereafter arising under this Guaranty or in any of the Loan Documents.

      "MATERIAL ADVERSE EVENT" means that any one or more of the following has occurred: (a) any representation or warranty in the Credit Agreement or in any of the other Loan Documents or in any written statement, report, financial statement or certificate made or delivered to Lender by any Borrower or by any Credit Party (including Guarantors) is untrue or incorrect in any material respect as of the date when made or deemed made; or (b) between the Effective Date and the Termination Date, any Borrower or any Credit Party (including Guarantors) commit any act or omit to take any act the result of which constitutes a fraud or intentional misrepresentation as to Lender.

      "OBLIGATIONS" means all obligations of Borrower under the Credit
Agreement.

      2.    GUARANTY.

            2.1   GUARANTY OF THE OBLIGATIONS.

                  (a) In consideration of making the Loans to Borrowers under the Credit Agreement, for all other financial accommodations to or for the benefit of Borrowers and Credit Parties, for entering into the First Settlement Agreement, and for other valuable consideration the receipt and sufficiency of which Guarantor hereby acknowledges, Guarantor hereby unconditionally, irrevocably and absolutely guaranties to Lender, and its respective successors, endorsees, transferees, and assigns, the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of the Guaranty Obligations.

                  (b) This Guaranty constitutes a guaranty of payment and performance when due and not of collection, and Guarantor specifically agrees that it shall not be necessary or required that Lender, or any of its successors, endorsees, transferees, or assigns assert any claim or demand or enforce any remedy whatsoever against any Borrower, any other guarantor, or with respect to any collateral provided by any Borrower (collectively, "Collateral"), before or as a condition to the obligations of Guarantor under this Guaranty.

      2.2 ABSOLUTE AND IRREVOCABLE GUARANTY. The Guaranty Obligations shall remain in full force and effect without regard to, and shall not be impaired or affected by, or be deemed to be satisfied by, and Guarantor shall not be exonerated, discharged, revoked or released by, any of the following events:

            (a) Lender's exercise or enforcement of, or failure or delay in exercising or enforcing, legal proceedings to collect any of the Loans or the Guaranty Obligations or any power, right, or remedy with respect to any of the Loans, the Guaranty Obligations, or the Collateral, including without limitation: (i) any action or inaction of Lender to perfect, protect, or enforce any lien upon any Collateral; or (ii) any change in the time, manner, or place of payment of, or in any other term of, any or all of the Loans or the Guaranty Obligations, or any other amendment to, or waiver of, any of the Notes, any other Loan Document, or any other agreement or instrument governing or evidencing any of the Loans or any of the Guaranty Obligations;

            (b) Insolvency, bankruptcy, reorganization, arrangement, adjustment, composition, assignment for the benefit of creditors, appointment of a receiver or trustee for all or any part of any Borrower's or any Guarantor's assets or of the assets of any other Guarantor of the Obligations, liquidation, winding-up, or dissolution of any Borrower or any Guarantor, or any other guarantor of the Obligations;

            (c) Any limitation, discharge, cessation, or partial satisfaction of any of the Loans, the Guaranty Obligations, or the obligations of any other guarantor of the Obligations, or any invalidity, voidability, unenforceability, in whole or in part, of the Notes, this Guaranty, any other Loan Document, or any other document evidencing the Loans or Guaranty Obligations;

            (d) Any merger, acquisition, consolidation or change in structure of any Borrower or any Guarantor or any other guarantor of the Obligations; or any sale, lease, transfer, or other disposition of any or all of the assets or Equity Interests of any Borrower or any Guarantor or any other Guarantor of the Obligations, including, without limitation, any transfer by any Borrower of all or any part of any Collateral, or termination of any Borrower's existence for any reason;

            (e) Any assignment or other transfer, in whole or in part, of Lender's interest in or rights in or under any of the Notes, or any other Loan Document, including, without limitation, this Guaranty, or with respect to any of the Loans, the Guaranty Obligations, or the Collateral;

            (f) Any claim, defense, counterclaim, or setoff that any Borrower or any Guarantor or any other Guarantor of the Obligations may have or assert, including, without limitation, any defense of incapacity, disability, or lack of corporate, organizational or other authority to execute any document relating to any of the Loans, the Guaranty Obligations, the Collateral, or this Guaranty, other than (i) upon the occurrence of the Termination Date, the defense of prior performance, or (ii) any defense based on any applicable provision of the Uniform Commercial Code requiring that Collateral be disposed of in a commercially reasonable manner;

            (g)   Any purported revocation by any Guarantor;

            (h) Any cancellation, renunciation or surrender of any pledge, guaranty, or any debt instrument evidencing any of the Loans or the Guaranty Obligations;

            (i) The vote, claim, distribution, election, acceptance, action, or inaction of Lender in any bankruptcy or reorganization case related to any of the Loans, the Guaranty Obligations, or the Collateral; or

            (j) Any other action or circumstances that might otherwise constitute a defense available to, or a legal or equitable discharge of, any surety, any Guarantor or any other Guarantor, except as expressly provided herein;

it being agreed that the Guaranty Obligations shall not be discharged or revoked or released until the Termination Date.

            2.3 DEMAND BY LENDER. In addition to the terms set forth herein, and in no manner imposing any limitation on such terms, if any of the Obligations under any of the Notes or the Credit Agreement or the other Loan Documents are declared to be or otherwise becomes immediately due and payable due in whole or in part to the occurrence of a Material Adverse Event(s), then Guarantor, upon demand in writing therefor by Lender, shall promptly pay the Guaranty Obligations to Lender. Payment by Guarantor shall be made to Lender to be credited and applied to the Obligations, in immediately available funds in lawful money of the United States of America to an account designated by Lender or at the address set forth in the Credit Agreement or at any other address that may be specified in writing from time to time by Lender as provided herein. Any payment received by Lender with respect to any of the Loans or other Obligations shall reduce the Guaranty Obligations by the amount of such payment.

            2.4 GUARANTOR WAIVERS. In addition to any other waivers contained herein, each Guarantor waives, agrees and acknowledges as follows and waives any defense based upon or arising from the following:

                  (a) The Guaranty Obligations are the immediate, direct, primary and absolute liabilities of each Guarantor, and are independent of, and not co-extensive with, any of the Loans, the other Obligations or the obligations of any other Guarantor of the Obligations. Each Guarantor expressly waives any right it may have now or in the future to direct or affect the manner or timing of Lender's enforcement of its rights or remedies. Each Guarantor expressly waives any right he may have now or in the future to revoke this Guaranty. Each Guarantor expressly waives any right it may have now or in the future to require Lender to, and Lender shall not have any liability to, pursue or enforce first against any Borrower, any of the properties or assets of any Borrower, the Collateral or any other security, guaranty or pledge that may now or hereafter be held by Lender for any of the Loans or for the Guaranty Obligations, or to apply such security, guaranty, or pledge to any of the Loans or to the Guaranty Obligations. Each Guarantor shall remain liable for the Guaranty Obligations, notwithstanding any judgment Lender may obtain against any Borrower or any Guarantor, any other Guarantor of the Obligations, or any other Person or entity, or any modification, extension or renewal with respect thereto. Lender shall not be under any liability to marshal any assets in favor of each Guarantor or in payment of any or all of the Loans or the Guaranty Obligations.

                  (b) Each Guarantor has entered into this Guaranty based solely upon his/her/its independent knowledge of each Borrower's financial condition, and each Guarantor assumes full responsibility for obtaining any further information with respect to each Borrower or the conduct of each

Borrower's business. Each Guarantor represents that it is now, and during the terms of this Guaranty will be, responsible for ascertaining the financial condition of each Borrower. Each Guarantor hereby waives any duty on the part of Lender to disclose to any Guarantor, and agrees that it is not relying upon or expecting Lender to disclose to it, any fact known or hereafter known by Lender relating to the operation or condition of any Borrower or its business or relating to the existence, liability, or financial condition of any other Guarantor of the Obligations. Each Guarantor knowingly accepts the full range of risk encompassed in a contract of continuing guaranty, which risk includes the possibility that a Borrower may incur further indebtedness after such Borrower's financial condition or its ability to pay debts as they mature has deteriorated.

                  (c) Except as specifically provided in this Guaranty or applicable law, each Guarantor waives, to the fullest extent permitted by applicable law (i) notice of the acceptance by Lender of this Guaranty, (ii) notice of the existence, creation, payment, nonpayment, performance or nonperformance of all or any of the Guaranty Obligations, (iii) presentment, demand and protest and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of the Credit Agreement or the other Loan Documents, any of the Notes, commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Lender on which Guarantors may be liable in any way, and hereby ratifies and confirms whatever Lender may do in this regard, (iv) all rights to notice and a hearing prior to Lender's taking possession or control of, or to Lender's replevy, attachment or levy upon, the Collateral or any bond or security which might be required by any court prior to allowing Lender to exercise any of its remedies, (v) all rights to receive notices from Lender with respect to, or otherwise sent to, each Guarantor or any other Guarantor of the Obligations,
(vi) the benefit of all valuation, appraisal, stay, extension, redemption and exemption laws, (vii) the benefit of any law purporting to reduce any Guarantor's obligation in proportion to the principal obligation hereby guarantied, (viii) the benefit of any law purporting to exonerate any Guarantor's obligation upon performance or an offer of performance of the principal obligation, (ix) notice of any extension, modification, renewal, or amendment of any of the terms of any of the Notes or the Credit Agreement or any other Loan Document relating to any of the Loans or the Guaranty Obligations,
(x) notice of the occurrence of any Default or Event of Default with respect to any of the Loans, the Guaranty Obligations, the Collateral or otherwise, and
(xi) notice of any exercise or non-exercise by Lender of any right, power, or remedy with respect to any of the Loans, the Guaranty Obligations or the Collateral.

                  (d) If Lender, under applicable law, may proceed to realize its benefits under the Credit Agreement or any other Loan Document providing for a lien upon any Collateral, whether owned by Borrower or by any other person or entity, either by judicial foreclosure or by nonjudicial sale or enforcement, Lender, at its sole option, may determine which of its remedies or rights it may pursue without affecting any of its rights and remedies under this Guaranty.

                  (e) Each Guarantor represents that each of the Loans and Guaranty Obligations are and shall be incurred by the Borrowers for the permitted uses set forth in the Credit Agreement. Each Guarantor undertakes all the risks encompassed in any of the Notes, in the Credit Agreement and the other Loan Documents as they may be now or are hereafter agreed upon by Lender and any of the Borrowers. Prior to the date this Guaranty terminates, Lender, in such manner and upon such terms and at such time as it deems best, and with or without notice to each Guarantor, may release, add, subordinate or substitute security for the any of the Loans or other Guaranty Obligations in accordance with the Credit Agreement.

                  (f) A separate action or actions may be brought and prosecuted against any Guarantor whether or not an action is brought against any Borrower, or whether any Borrower or any other Guarantor is joined in any such action or actions.

            2.5 WAIVERS UNDER STATUTES. Each Guarantor makes the following waivers:

EACH GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY LENDER, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A GUARANTEED OBLIGATION, HAS DESTROYED ANY RIGHTS GRANTED TO EACH GUARANTOR PURSUANT TO NEVADA LAW.

            2.6   ADDITIONAL WAIVERS.

                  (a) Until the Termination Date, each Guarantor waives any and all rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to any Guarantor by reason of applicable state law. This means, among other things, that:

                        (i) Each Guarantor waives and will be unable to raise any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal;

                        (ii) Each Guarantor waives and will be unable to raise any defense based upon any statute or rule of law which provides that a creditor may be required to pursue the principal obligor or the security for the principal obligation before seeking enforcement against a guarantor or security pledged by such guarantor;

                        (iii) Each Guarantor waives and will be unable to raise any defense based upon any statute or rule of law which provides that a guarantor's obligations may be limited or exonerated by reason of the creditor's alteration of the principal obligation or of another guaranty, or by reason of the impairment or suspension of the creditor's rights or remedies against the principal, another guarantor, or any security given for the principal obligation or given for other guaranties;

                        (iv) Each Guarantor waives and will be unable to claim any right to participate in, or the benefit of, any security given for the principal obligation now or hereafter held by Lender; and

                        (v) Each Guarantor waives and will be unable to claim any right of subrogation and any right to enforce any remedy which Lender may have against any Borrower.

                  (b) Each Guarantor waives any defense based upon any lack of authority of the officers, directors, partners, members, managers, or agents acting or purporting to act on behalf of any Borrower or any principal of any Borrower or any legal disability or defect in the formation of any Borrower.

                  (c) Each Guarantor waives any defense based upon the application by any Borrower of the proceeds of any of the Loans for purposes other than the purposes represented by Borrowers to Lender or intended or understood by Lender or any Guarantor.

                  (d) Each Guarantor waives the benefit of any statute of limitations affecting the liability of any Guarantor hereunder or the enforcement hereof, and each Guarantor further agrees that any act or event which tolls any statute of limitations applicable to the obligations of any Borrower shall similarly operate to toll the statute of limitations applicable to any Guarantor's liability hereunder.

                  (e) Each Guarantor further waives any and all defenses which are comparable to the waivers set forth in this Guaranty which would otherwise be available to a Guarantor under Nevada or California law (whether based on a statute or decisional law) and any other defenses available to guarantors under Nevada or California law, whether based on a statute or decisional law.

            2.7 BENEFITS OF GUARANTY. The provisions of this Guaranty are for the benefit of Lender and its successors, transferees, endorsees, and assigns, and nothing herein shall impair any of the Loans or other Obligations, as between Borrower, Guarantors and Lender. No such transfer, endorsement, or assignment shall increase or diminish any of the Guaranty Obligations hereunder. This Guaranty binds each Guarantor, and no Guarantor may assign, transfer or endorse this Guaranty. In the event all or any part of any of the Loans or other Obligations are transferred, endorsed or assigned by Lender to any Person or Persons, any reference to "Lender" herein shall be deemed to refer equally to such Person or Persons.

            2.8 CONTINUING GUARANTY. (a) This is a continuing guaranty, (b) this Guaranty shall remain in full force and effect until the Termination Date, and (c) the Guaranty Obligations hereunder shall extend to each and every extension or renewal, if any, of any of the Notes, the Credit Agreement or other Loan Documents regardless of whether any of the Loans or other Guaranty Obligations, in successive transactions, may be paid, repaid, advanced or renewed from time to time.

            2.9 SUBORDINATION. Except for compensation and employee benefits due any Guarantor from time to time from any Borrower, and all dividends and distributions permitted pursuant to the Credit Agreement and the Pledge Agreement to be paid or issued to any Guarantor, any and all present and future debts and obligations of each Borrower to any Guarantor are hereby fully and absolutely subordinated to the right and time of payment in full of the Guaranty Obligations to Lender under each of the Note, the Credit Agreement and the other Loan Documents. Notwithstanding the foregoing, unless an Event of Default shall have occurred, any Borrower may declare and pay dividends to its shareholders, including Guarantors, in accordance with its organizational documents and applicable law. Any Lien, now existing or hereafter arising, on or in any of the assets of any Borrower in favor of Guarantors, whether created by contract, assignment, subrogation, reimbursement, indemnity, operation of law, principles of equity or otherwise is hereby subordinated in priority to the liens and security interests of Lender, now existing or hereafter arising. The subordination provisions of this Section 2.9 shall be effective regardless of whether demand has been made by Lender and shall remain in effect until the Termination Date.

      3. REPRESENTATIONS AND WARRANTIES. To induce Lender to provide the consideration to each Borrower and each Guarantor described above, each Guarantor hereby makes the following representations and warranties, and each and all of which survive the execution and delivery of this Guaranty:

            3.1 DUE AUTHORIZATION. The execution, delivery and performance by such Guarantor of this Guaranty have been duly authorized by all necessary action of such Guarantor.

            3.2 BINDING OBLIGATION. This Guaranty constitutes the legal, valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with its terms.

            3.3 NO CONFLICTS. To the best of such Guarantor's knowledge, the execution, delivery, and performance by such Guarantor of this Guaranty does not contravene any law or any contractual restriction binding on or affecting such Guarantor, and does not result in or require the creation of any Lien upon or with respect to any of its properties.

            3.4 CONSENTS. No authorization or approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by such Guarantor of this Guaranty.

            3.5 ADDRESS AND LOCATION OF RECORDS. The address of such Guarantor's principal place of business is accurately set forth on the signature page to this Guaranty.

            3.6 NO SETOFF, DEFENSE, OR COUNTERCLAIM. As of the date of this Guaranty, the Guaranty Obligations are not subject to any setoff or defense of any kind against Lender or any Borrower, and such Guarantor specifically waives its right to assert any such defense or right of setoff. The Guaranty Obligations shall not be subject to any counterclaims, setoffs, or defenses against Lender or any Borrower that may arise in the future, except for (a) any defense of prior performance or payment, or (b) any defense based on any applicable provision of the Uniform Commercial Code requiring that Collateral be disposed of in a commercially reasonable manner, which any Borrower, Guarantors, or other guarantor of the Obligations may have or assert.

      4. COVENANTS. Each Guarantor covenants and agrees that until the Termination Date, each Guarantor shall give prompt written notice to Lender (in any event not later than 10 days prior to any change described below) of (a) any change in the location of such Guarantor's principal place of business, (b) any change in the location of books and records pertaining to its business, (c) any change in its name, identity, or structure in any manner which might make any financing statement filed in connection with the Loan Documents incorrect or misleading.

      5. FURTHER ASSURANCES. Each Guarantor agrees that, at its expense, upon the written request of Lender, it will promptly execute and deliver to Lender any additional instruments or documents reasonably considered necessary by Lender to cause this Guaranty to be, become, or remain valid and effective in accordance with its terms. Each Guarantor will provide Lender in writing such financial and other information with respect to its assets and liabilities as Lender shall request, in form reasonably satisfactory to Lender.

      6. REINSTATEMENT. This Guaranty shall remain in full force and effect and continue to be effective, as the case may be, if at any time payment or performance of any of the Loans or the Guaranty Obligations, or any part thereof, pursuant to applicable law, is avoided, rescinded, or reduced in amount, or must otherwise be restored or returned by Lender, or any other obligee of any of the Loans or the Guaranty Obligations, whether as a "voidable preference," "fraudulent conveyance" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is avoided, rescinded, reduced, restored or returned, each of the Loans or the Guaranty Obligations, as the case may be, shall be reinstated and deemed reduced only by such amount paid and not so avoided, rescinded, reduced, restored or returned.

      7. DEFAULTS AND REMEDIES. Upon the occurrence and during the continuance of an Event of Default under any of the Notes or the Credit Agreement or other Loan Documents, Lender may declare any or all of the Guaranty Obligations, immediately and without demand, notice or legal process of any kind, to be, and such Guaranty Obligations shall immediately become, due and payable, and then, or at any subsequent time, Lender may exercise any or all of its rights and remedies under this Guaranty, any of the Notes, the Credit Agreement, and any other Loan Documents, including the exercise of any rights and remedies of Lender as a secured party against the Collateral, and under applicable law, and in addition may make demand upon Guarantor for the payment of the Guaranty Obligations. All Guaranty Obligations shall bear interest at the Default Rate from and after the date an Event of Default occurs under any of the Notes.

      8. APPLICATION OF PAYMENTS. Any payment made by any Guarantor under this Guaranty shall be applied by Lender as set forth in the Credit Agreement.

      9. INDEMNIFICATION. Each Guarantor agrees to and shall indemnify and hold Lender, and its officers, directors, employees, agents, attorneys and representatives harmless from and against any liabilities, claims and damages, including, without limitation, reasonable costs, attorneys' fees, disbursements and other expenses incurred or arising by reason of the taking or the failure to take action by Lender, in good faith, in respect of any transaction effected under this Guaranty, including, without limitation, any action to enforce payment of the Guaranty Obligations. The liabilities of each Guarantor under this Section 9 shall survive the termination of this Guaranty.

      10. NOTICES. All notices and other communications required or desired to be served, given or delivered hereunder shall be in writing and shall be served, given or delivered as provided in the Credit Agreement.

      11. ENTIRE AGREEMENT. This Guaranty, together with the Credit Agreement, each of the Notes, and the other Loan Documents constitutes the entire agreement, and supersedes all prior and contemporaneous oral and written communications and agreements, between the parties with respect to the subject matter hereof.

      12. LIMITATION OF LIABILITY. Neither Lender nor any of its officers, directors, employees, agents, or counsel, shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own respective gross negligence or willful misconduct.

      13. ADVICE OF COUNSEL. Each Guarantor represents and warrants that it has either obtained the advice of counsel or has had the opportunity to obtain such advice in connection with the terms and provisions of this Guaranty.

      14. AMENDMENTS. No amendment or waiver of any provisions of this Guaranty, or consent to any departure by any Guarantor therefrom, shall be effective in any event unless the same shall be in writing and signed by Lender and all Guarantors and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      15. CONSENT TO LOAN DOCUMENTS. Each Guarantor hereby acknowledges it has received copies of, and consents to, the Credit Agreement, each of the Notes, and all other Loan Documents.

      16. NO WAIVER. No failure on the part of Lender to exercise, and no delay in exercising, any right under the Credit Agreement of any other Loan Document shall operate as a waiver thereof; and no single or partial exercise of any right under the Credit Agreement or any other Loan Document shall preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Credit Agreement and other Loan Documents are cumulative and not exclusive of any remedies provided by law.

      17. BINDING EFFECT. This Guaranty shall be binding upon and inure to respective benefits of Lender and all Guarantors and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights hereunder or any interest herein without Lender's prior written consent.

      18. SEVERABILITY. In the event that any one or more of the provisions contained in the Credit Agreement of any other Loan Documents shall be determined to be invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision or provisions in every other respect, and the remaining provisions of the Credit Agreement and other Loan Documents shall not be in any way impaired.

      19. GOVERNING LAW. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, OF THIS GUARANTY AND OF THE CREDIT AGREEMENT, EACH OF THE NOTES AND THE OTHER LOAN DOCUMENTS AND THE GUARANTY OBLIGATIONS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEVADA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH GUARANTOR, BY ITS ACCEPTANCE OF THIS GUARANTY, HEREBY CONSENT AND AGREE THAT THE STATE OR FEDERAL COURTS LOCATED IN THE STATE OF NEVADA, CLARK COUNTY, CITY OF LAS VEGAS, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY GUARANTOR AND LENDER PERTAINING TO THIS GUARANTY OR ANY OF

THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT EACH GUARANTOR ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF CLARK COUNTY, NEVADA; PROVIDED FURTHER, THAT NOTHING IN THIS GUARANTY SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. EACH GUARANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH GUARANTOR HEREBY WAIVES ANY OBJECTION THAT ANY GUARANTOR OR LENDER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENT TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

      20. WAIVER OF TRIAL BY JURY. Each Guarantor each hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Guaranty, any other Loan Document, or any of the transactions contemplated thereby.

      21. COUNTERPARTS. This Guaranty may be executed in any number of identical counterparts, which shall constitute an original and collectively and separately constitute a single instrument or agreement.



                         [NO FURTHER TEXT ON THIS PAGE]

      IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty Agreement ($80 Million Credit Agreement) to and for the benefit of Lender as of the Effective Date first above written.

GUARANTOR:


PACIFIC COAST HOLDINGS INVESTMENT, LLC, a
California limited liability company,


By:   /s/ Kali P. Chaudhuri                       /s/ Jacob Sweidan
      ----------------------------------              Jacob Sweidan
      Name:   Kali P. Chaudhuri                       Manager PCHI
           -----------------------------
      Title:  Manager
            ----------------------------

Address:   6800 Indiana Ave., Suite 130
         -------------------------------
           Riverside, CA 92506
         -------------------------------

Attn:
     -------------------------
Ph:    951-782-8812
     -------------------------
Fax:   951-782-8850
     -------------------------

               EXHIBIT "B" TO ACKNOWLEDGEMENT, WAIVER AND CONSENT



                           GUARANTY AGREEMENT OF PCHI
                        ($10.7 MILLION CREDIT AGREEMENT)



                                  SEE ATTACHED

GUARANTY AGREEMENT
                               ------------------
                        ($10.7 MILLION CREDIT AGREEMENT)


      This GUARANTY AGREEMENT (as the same may be amended, modified, or supplemented from time to time, the "Guaranty") is to be effective as of April 2, 2009 ("Effective Date"), by PACIFIC COAST HOLDINGS INVESTMENT, LLC, a California limited liability company ("Guarantor"), in favor of MEDICAL PROVIDER FINANCIAL CORPORATION III, a Nevada corporation ("Lender"), with reference to the following facts:

                                    RECITALS

      A. Guarantor is a party to that certain Credit Agreement ($10.7 Million Facility) dated as of October 9, 2007 (including all annexes, exhibits and schedules thereto, and as the same may be and has been amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement"), by and among INTEGRATED HEALTHCARE HOLDINGS, INC., a Nevada corporation ("IHHI"), WMC-SA, INC., a California corporation ("WMC-SA"), WMC-A, INC., a California corporation ("WMC-A"), CHAPMAN MEDICAL CENTER, INC., a California corporation ("Chapman"), and COASTAL COMMUNITIES HOSPITAL, INC., a California corporation ("Coastal") (IHHI, WMC-SA, WMC-A, Chapman and Coastal are sometimes collectively referred to herein as "Borrowers" and individually as "Borrower"); Guarantor, WEST COAST HOLDINGS, LLC, a California limited liability company ("West Coast"), GANESHA REALTY, LLC, a California limited liability company ("Ganesha") and ORANGE COUNTY PHYSICIANS INVESTMENT NETWORK, LLC, a Nevada limited liability company ("OC-PIN") (Guarantor, West Coast, Ganesha and OC-PIN are referred to collectively in the Credit Agreement as the "Credit Parties"), and Lender.

      B. Pursuant to the Credit Agreement, Lender agreed to and did make a $10,700,000 convertible term loan ("$10,700,000 Convertible Term Loan") (as amended, restated, supplemented or otherwise modified from time to time, the "Loan") to the Borrowers. Repayment of the Loan is evidenced by that certain $10,700,000 Convertible Term Note dated as of October 9, 2007 ("$10,700,000 Convertible Term Note") (the $10,700,000 Convertible Term Note, as amended, restated, supplemented or otherwise modified from time to time, is sometimes referred to herein as the "Note"). The Credit Agreement, the Note and all other agreements, documents, and instruments evidencing and/or securing the payment or performance of the Obligations (as defined in the Credit Agreement), including all Loan Documents as defined in the Credit Agreement are hereinafter collectively sometimes referred to as the "Loan Documents."

      C. The following agreements are being entered into substantially concurrent with the execution of this Guaranty:

            (i) Settlement Agreement, General Release and Covenant Not to Sue ("First Settlement Agreement") by and among IHHI, Anil V. Shah, M.D. ("Dr. Shah"), OC-PIN, Bruce Mogel ("Mogel"), Guarantor, West Coast, Dr. Kali P. Chaudhuri ("Dr. Chaudhuri"), Provider Financial Corporation I ("MPFCI"), Lender and Medical Provider Financial Corporation II ("MPFCII") (MCC, MPFCI, Lender and MPFCII are collectively, "MedCap"); and

            (ii) Settlement Agreement No. 2 ("Second Settlement Agreement", and together with the First Settlement Agreement, the "Settlement Agreements") by and among Dr. Shah, OC-PIN, the members of OC-PIN, Guarantor, West Coast, the members of West Coast, Dr. Chaudhuri, and Ganesha.

      D. The Settlement Agreements require the parties thereto to enter into further agreements as described therein, including without limitation, a Voting Agreement between Dr. Chaudhuri and OC-PIN.

      E. The Settlement Agreements contemplate the occurrence of various transactions and events, including without limitation, the dissolution of West Coast and restructuring of Guarantor, the dissolution of OC-PIN, the grant and exercise of an Option and Tag Along Rights (as defined in the Settlement Agreements) that will or may result in, among other things, changes in actual or beneficial ownership of the parties thereto and/or affiliates of those parties, some of whom are Credit Parties under the Credit Agreement.

      F. Among other conditions for entering into the First Settlement Agreement, Lender has required that the Guarantor guaranty the payment and performance of the Guaranty Obligations (defined below), including repayment of the Loan.

      G. The parties intend that these Recitals are made a part of this Guaranty.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Guaranty, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby covenants, promises and agrees for the benefit of Lender as follows:

      1. DEFINITIONS; CERTAIN MATTERS OF CONSTRUCTION. Unless otherwise set forth herein, (a) initially capitalized terms or matters of construction defined or established in the Credit Agreement shall be applied herein as defined or established therein, (b) any reference to a "Section" shall refer to the relevant section of this Guaranty, and (c) the following terms shall have, unless otherwise provided elsewhere in this Guaranty, the meanings set forth below:

      "Equity Interest" means all shares of Stock, options and warrants to purchase equity securities or other forms of equity, membership interests, general or limited partnership interests or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act).

      "Guaranty Obligations" shall mean (a) the obligations to repay the Loan under the Note, (b) the payment and performance obligations under the Credit Agreement, including repayment of the Loan and the Note, (c) payment and performance obligations under the other Loan Documents, (d) all other indebtedness, liabilities, and obligations of all Borrowers and the Credit Parties to Lender whether now existing or hereafter arising under the Loan Documents, and (e) all indebtedness, liabilities, and Obligations of Guarantors to Lender whether now existing or hereafter arising under this Guaranty or in any of the Loan Documents.

      "Material Adverse Event" means that any one or more of the following has occurred: (a) any representation or warranty in the Credit Agreement or in any of the other Loan Documents or in any written statement, report, financial statement or certificate made or delivered to Lender by any Borrower or by any Credit Party (including Guarantors) is untrue or incorrect in any material respect as of the date when made or deemed made; or (b) between the Effective Date and the Termination Date, any Borrower or any Credit Party (including Guarantors) commit any act or omit to take any act the result of which constitutes a fraud or intentional misrepresentation as to Lender.

      "Obligations" means all obligations of Borrower under the Credit
Agreement.

      2.    GUARANTY.

            2.1   GUARANTY OF THE OBLIGATIONS.

                  (a) In consideration of making the Loan to Borrowers under the Credit Agreement, for all other financial accommodations to or for the benefit of Borrowers and Credit Parties, for entering into the First Settlement Agreement, and for other valuable consideration the receipt and sufficiency of which Guarantor hereby acknowledges, Guarantor hereby unconditionally, irrevocably and absolutely guaranties to Lender, and its respective successors, endorsees, transferees, and assigns, the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of the Guaranty Obligations.

                  (b) This Guaranty constitutes a guaranty of payment and performance when due and not of collection, and Guarantor specifically agrees that it shall not be necessary or required that Lender, or any of its successors, endorsees, transferees, or assigns assert any claim or demand or enforce any remedy whatsoever against any Borrower, any other guarantor, or with respect to any collateral provided by any Borrower (collectively, "Collateral"), before or as a condition to the obligations of Guarantor under this Guaranty.

            2.2 ABSOLUTE AND IRREVOCABLE GUARANTY. The Guaranty Obligations shall remain in full force and effect without regard to, and shall not be impaired or affected by, or be deemed to be satisfied by, and Guarantor shall not be exonerated, discharged, revoked or released by, any of the following events:

                  (a) Lender's exercise or enforcement of, or failure or delay in exercising or enforcing, legal proceedings to collect the Loan or the Guaranty Obligations or any power, right, or remedy with respect to the Loan, the Guaranty Obligations, or the Collateral, including without limitation: (i) any action or inaction of Lender to perfect, protect, or enforce any lien upon any Collateral; or (ii) any change in the time, manner, or place of payment of, or in any other term of, the Loan or the Guaranty Obligations, or any other amendment to, or waiver of, the Note, any other Loan Document, or any other agreement or instrument governing or evidencing any the Loan or any of the Guaranty Obligations;

                  (b) Insolvency, bankruptcy, reorganization, arrangement, adjustment, composition, assignment for the benefit of creditors, appointment of a receiver or trustee for all or any part of any Borrower's or any Guarantor's assets or of the assets of any other Guarantor of the Obligations, liquidation, winding-up, or dissolution of any Borrower or any Guarantor, or any other guarantor of the Obligations;

                  (c) Any limitation, discharge, cessation, or partial satisfaction of the Loan, the Guaranty Obligations, or the obligations of any other guarantor of the Obligations, or any invalidity, voidability, unenforceability, in whole or in part, of the Note, this Guaranty, any other Loan Document, or any other document evidencing the Loan or Guaranty Obligations;

                  (d) Any merger, acquisition, consolidation or change in structure of any Borrower or any Guarantor or any other guarantor of the Obligations; or any sale, lease, transfer, or other disposition of any or all of the assets or Equity Interests of any Borrower or any Guarantor or any other Guarantor of the Obligations, including, without limitation, any transfer by any Borrower of all or any part of any Collateral, or termination of any Borrower's existence for any reason;

                  (e) Any assignment or other transfer, in whole or in part, of Lender's interest in or rights in or under the Note, or any other Loan Document, including, without limitation, this Guaranty, or with respect to the Loan, the Guaranty Obligations, or the Collateral;

                  (f) Any claim, defense, counterclaim, or setoff that any Borrower or any Guarantor or any other Guarantor of the Obligations may have or assert, including, without limitation, any defense of incapacity, disability, or lack of corporate, organizational or other authority to execute any document relating to the Loan, the Guaranty Obligations, the Collateral, or this Guaranty, other than (i) upon the occurrence of the Termination Date, the defense of prior performance, or (ii) any defense based on any applicable provision of the Uniform Commercial Code requiring that Collateral be disposed of in a commercially reasonable manner;

                  (g)   Any purported revocation by any Guarantor;

                  (h) Any cancellation, renunciation or surrender of any pledge, guaranty, or any debt instrument evidencing the Loan or the Guaranty Obligations;

                  (i) The vote, claim, distribution, election, acceptance, action, or inaction of Lender in any bankruptcy or reorganization case related to the Loan, the Guaranty Obligations, or the Collateral; or

                  (j) Any other action or circumstances that might otherwise constitute a defense available to, or a legal or equitable discharge of, any surety, any Guarantor or any other Guarantor, except as expressly provided herein;

it being agreed that the Guaranty Obligations shall not be discharged or revoked or released until the Termination Date.

            2.3 DEMAND BY LENDER. In addition to the terms set forth herein, and in no manner imposing any limitation on such terms, if any of the Obligations under the Note or the Credit Agreement or the other Loan Documents are declared to be or otherwise becomes immediately due and payable due in whole or in part to the occurrence of a Material Adverse Event(s), then Guarantor, upon demand in writing therefor by Lender, shall promptly pay the Guaranty Obligations to Lender. Payment by Guarantor shall be made to Lender to be credited and applied to the Obligations, in immediately available funds in lawful money of the United States of America to an account designated by Lender or at the address set forth in the Credit Agreement or at any other address that may be specified in writing from time to time by Lender as provided herein. Any payment received by Lender with respect to the Loan or other Obligations shall reduce the Guaranty Obligations by the amount of such payment.

            2.4 GUARANTOR WAIVERS. In addition to any other waivers contained herein, each Guarantor waives, agrees and acknowledges as follows and waives any defense based upon or arising from the following:

                  (a) The Guaranty Obligations are the immediate, direct, primary and absolute liabilities of each Guarantor, and are independent of, and not co-extensive with, the Loan, the other Obligations or the obligations of any other Guarantor of the Obligations. Each Guarantor expressly waives any right it may have now or in the future to direct or affect the manner or timing of Lender's enforcement of its rights or remedies. Each Guarantor expressly waives any right he may have now or in the future to revoke this Guaranty. Each Guarantor expressly waives any right it may have now or in the future to require Lender to, and Lender shall not have any liability to, pursue or enforce first against any Borrower, any of the properties or assets of any Borrower, the Collateral or any other security, guaranty or pledge that may now or hereafter be held by Lender for the Loan or for the Guaranty Obligations, or to apply such security, guaranty, or pledge to the Loan or to the Guaranty Obligations. Each Guarantor shall remain liable for the Guaranty Obligations, notwithstanding any judgment Lender may obtain against any Borrower or any Guarantor, any other Guarantor of the Obligations, or any other Person or entity, or any modification, extension or renewal with respect thereto. Lender shall not be under any liability to marshal any assets in favor of each Guarantor or in payment of the Loan or the Guaranty Obligations.

                  (b) Each Guarantor has entered into this Guaranty based solely upon his/her/its independent knowledge of each Borrower's financial condition, and each Guarantor assumes full responsibility for obtaining any further information with respect to each Borrower or the conduct of each Borrower's business. Each Guarantor represents that it is now, and during the terms of this Guaranty will be, responsible for ascertaining the financial condition of each Borrower. Each Guarantor hereby waives any duty on the part of Lender to disclose to any Guarantor, and agrees that it is not relying upon or expecting Lender to disclose to it, any fact known or hereafter known by Lender relating to the operation or condition of any Borrower or its business or relating to the existence, liability, or financial condition of any other Guarantor of the Obligations. Each Guarantor knowingly accepts the full range of risk encompassed in a contract of continuing guaranty, which risk includes the possibility that a Borrower may incur further indebtedness after such Borrower's financial condition or its ability to pay debts as they mature has deteriorated.

                  (c) Except as specifically provided in this Guaranty or applicable law, each Guarantor waives, to the fullest extent permitted by applicable law (i) notice of the acceptance by Lender of this Guaranty, (ii) notice of the existence, creation, payment, nonpayment, performance or nonperformance of all or any of the Guaranty Obligations, (iii) presentment, demand and protest and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of the Credit Agreement or the other Loan Documents, the Note, commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Lender on which Guarantors may be liable in any way, and hereby ratifies and confirms whatever Lender may do in this regard, (iv) all rights to notice and a hearing prior to Lender's taking possession or control of, or to Lender's replevy, attachment or levy upon, the Collateral or any bond or security which might be required by any court prior to allowing Lender to exercise any of its remedies,
(v) all rights to receive notices from Lender with respect to, or otherwise sent to, each Guarantor or any other Guarantor of the Obligations, (vi) the benefit of all valuation, appraisal, stay, extension, redemption and exemption laws,
(vii) the benefit of any law purporting to reduce any Guarantor's obligation in proportion to the principal obligation hereby guarantied, (viii) the benefit of any law purporting to exonerate any Guarantor's obligation upon performance or an offer of performance of the principal obligation, (ix) notice of any extension, modification, renewal, or amendment of any of the terms of the Note or the Credit Agreement or any other Loan Document relating to the Loan or the Guaranty Obligations, (x) notice of the occurrence of any Default or Event of Default with respect to the Loan, the Guaranty Obligations, the Collateral or otherwise, and (xi) notice of any exercise or non-exercise by Lender of any right, power, or remedy with respect to the Loan, the Guaranty Obligations or the Collateral.

                  (d) If Lender, under applicable law, may proceed to realize its benefits under the Credit Agreement or any other Loan Document providing for a lien upon any Collateral, whether owned by Borrower or by any other person or entity, either by judicial foreclosure or by nonjudicial sale or enforcement, Lender, at its sole option, may determine which of its remedies or rights it may pursue without affecting any of its rights and remedies under this Guaranty.

                  (e) Each Guarantor represents that the Loan and Guaranty Obligations are and shall be incurred by the Borrowers for the permitted uses set forth in the Credit Agreement. Each Guarantor undertakes all the risks encompassed the Note, in the Credit Agreement and the other Loan Documents as they may be now or are hereafter agreed upon by Lender and any of the Borrowers. Prior to the date this Guaranty terminates, Lender, in such manner and upon such terms and at such time as it deems best, and with or without notice to each Guarantor, may release, add, subordinate or substitute security for the Loan or other Guaranty Obligations in accordance with the Credit Agreement.

                  (f) A separate action or actions may be brought and prosecuted against any Guarantor whether or not an action is brought against any Borrower, or whether any Borrower or any other Guarantor is joined in any such action or actions.

            2.5 WAIVERS UNDER STATUTES. Each Guarantor makes the following waivers:

EACH GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY LENDER, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A GUARANTEED OBLIGATION, HAS DESTROYED ANY RIGHTS GRANTED TO EACH GUARANTOR PURSUANT TO NEVADA LAW.

            2.6   ADDITIONAL WAIVERS.

                  (a) Until the Termination Date, each Guarantor waives any and all rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to any Guarantor by reason of applicable state law. This means, among other things, that:

                        (i) Each Guarantor waives and will be unable to raise any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal;

                        (ii) Each Guarantor waives and will be unable to raise any defense based upon any statute or rule of law which provides that a creditor may be required to pursue the principal obligor or the security for the principal obligation before seeking enforcement against a guarantor or security pledged by such guarantor;

                        (iii) Each Guarantor waives and will be unable to raise any defense based upon any statute or rule of law which provides that a guarantor's obligations may be limited or exonerated by reason of the creditor's alteration of the principal obligation or of another guaranty, or by reason of the impairment or suspension of the creditor's rights or remedies against the principal, another guarantor, or any security given for the principal obligation or given for other guaranties;

                        (iv) Each Guarantor waives and will be unable to claim any right to participate in, or the benefit of, any security given for the principal obligation now or hereafter held by Lender; and

                        (v) Each Guarantor waives and will be unable to claim any right of subrogation and any right to enforce any remedy which Lender may have against any Borrower.

                  (b) Each Guarantor waives any defense based upon any lack of authority of the officers, directors, partners, members, managers, or agents acting or purporting to act on behalf of any Borrower or any principal of any Borrower or any legal disability or defect in the formation of any Borrower.

                  (c) Each Guarantor waives any defense based upon the application by any Borrower of the proceeds of the Loan for purposes other than the purposes represented by Borrowers to Lender or intended or understood by Lender or any Guarantor.

                  (d) Each Guarantor waives the benefit of any statute of limitations affecting the liability of any Guarantor hereunder or the enforcement hereof, and each Guarantor further agrees that any act or event which tolls any statute of limitations applicable to the obligations of any Borrower shall similarly operate to toll the statute of limitations applicable to any Guarantor's liability hereunder.

                  (e) Each Guarantor further waives any and all defenses which are comparable to the waivers set forth in this Guaranty which would otherwise be available to a Guarantor under Nevada or California law (whether based on a statute or decisional law) and any other defenses available to guarantors under Nevada or California law, whether based on a statute or decisional law.

            2.7 BENEFITS OF GUARANTY. The provisions of this Guaranty are for the benefit of Lender and its successors, transferees, endorsees, and assigns, and nothing herein shall impair the Loan or other Obligations, as between Borrower, Guarantors and Lender. No such transfer, endorsement, or assignment shall increase or diminish any of the Guaranty Obligations hereunder. This Guaranty binds each Guarantor, and no Guarantor may assign, transfer or endorse this Guaranty. In the event all or any part of any of the Loan or other Obligations are transferred, endorsed or assigned by Lender to any Person or Persons, any reference to "Lender" herein shall be deemed to refer equally to such Person or Persons.

            2.8 CONTINUING GUARANTY. (a) This is a continuing guaranty, (b) this Guaranty shall remain in full force and effect until the Termination Date, and (c) the Guaranty Obligations hereunder shall extend to each and every extension or renewal, if any, of the Note, the Credit Agreement or other Loan Documents regardless of whether the Loan or other Guaranty Obligations, in successive transactions, may be paid, repaid, advanced or renewed from time to time.

            2.9 SUBORDINATION. Except for compensation and employee benefits due any Guarantor from time to time from any Borrower, and all dividends and distributions permitted pursuant to the Credit Agreement and the Pledge Agreement to be paid or issued to any Guarantor, any and all present and future debts and obligations of each Borrower to any Guarantor are hereby fully and absolutely subordinated to the right and time of payment in full of the Guaranty Obligations to Lender under each of the Note, the Credit Agreement and the other Loan Documents. Notwithstanding the foregoing, unless an Event of Default shall have occurred, any Borrower may declare and pay dividends to its shareholders, including Guarantors, in accordance with its organizational documents and applicable law. Any Lien, now existing or hereafter arising, on or in any of the assets of any Borrower in favor of Guarantors, whether created by contract, assignment, subrogation, reimbursement, indemnity, operation of law, principles of equity or otherwise is hereby subordinated in priority to the liens and security interests of Lender, now existing or hereafter arising. The subordination provisions of this Section 2.9 shall be effective regardless of whether demand has been made by Lender and shall remain in effect until the Termination Date.

      3. REPRESENTATIONS AND WARRANTIES. To induce Lender to provide the consideration to each Borrower and each Guarantor described above, each Guarantor hereby makes the following representations and warranties, and each and all of which survive the execution and delivery of this Guaranty:

            3.1 DUE AUTHORIZATION. The execution, delivery and performance by such Guarantor of this Guaranty have been duly authorized by all necessary action of such Guarantor.

            3.2 BINDING OBLIGATION. This Guaranty constitutes the legal, valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with its terms.

            3.3 NO CONFLICTS. To the best of such Guarantor's knowledge, the execution, delivery, and performance by such Guarantor of this Guaranty does not contravene any law or any contractual restriction binding on or affecting such Guarantor, and does not result in or require the creation of any Lien upon or with respect to any of its properties.

            3.4 CONSENTS. No authorization or approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by such Guarantor of this Guaranty.

            3.5 ADDRESS AND LOCATION OF RECORDS. The address of such Guarantor's principal place of business is accurately set forth on the signature page to this Guaranty.

            3.6 NO SETOFF, DEFENSE, OR COUNTERCLAIM. As of the date of this Guaranty, the Guaranty Obligations are not subject to any setoff or defense of any kind against Lender or any Borrower, and such Guarantor specifically waives its right to assert any such defense or right of setoff. The Guaranty Obligations shall not be subject to any counterclaims, setoffs, or defenses against Lender or any Borrower that may arise in the future, except for (a) any defense of prior performance or payment, or (b) any defense based on any applicable provision of the Uniform Commercial Code requiring that Collateral be disposed of in a commercially reasonable manner, which any Borrower, Guarantors, or other guarantor of the Obligations may have or assert.

      4. COVENANTS. Each Guarantor covenants and agrees that until the Termination Date, each Guarantor shall give prompt written notice to Lender (in any event not later than 10 days prior to any change described below) of (a) any change in the location of such Guarantor's principal place of business, (b) any change in the location of books and records pertaining to its business, (c) any change in its name, identity, or structure in any manner which might make any financing statement filed in connection with the Loan Documents incorrect or misleading.

      5. FURTHER ASSURANCES. Each Guarantor agrees that, at its expense, upon the written request of Lender, it will promptly execute and deliver to Lender any additional instruments or documents reasonably considered necessary by Lender to cause this Guaranty to be, become, or remain valid and effective in accordance with its terms. Each Guarantor will provide Lender in writing such financial and other information with respect to its assets and liabilities as Lender shall request, in form reasonably satisfactory to Lender.

      6. REINSTATEMENT. This Guaranty shall remain in full force and effect and continue to be effective, as the case may be, if at any time payment or performance of the Loan or the Guaranty Obligations, or any part thereof, pursuant to applicable law, is avoided, rescinded, or reduced in amount, or must otherwise be restored or returned by Lender, or any other obligee of the Loan or the Guaranty Obligations, whether as a "voidable preference," "fraudulent conveyance" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is avoided, rescinded, reduced, restored or returned, the Loan or the Guaranty Obligations, as the case may be, shall be reinstated and deemed reduced only by such amount paid and not so avoided, rescinded, reduced, restored or returned.

      7. DEFAULTS AND REMEDIES. Upon the occurrence and during the continuance of an Event of Default under the Note or the Credit Agreement or other Loan Documents, Lender may declare any or all of the Guaranty Obligations, immediately and without demand, notice or legal process of any kind, to be, and such Guaranty Obligations shall immediately become, due and payable, and then, or at any subsequent time, Lender may exercise any or all of its rights and remedies under this Guaranty, the Note, the Credit Agreement, and any other Loan Documents, including the exercise of any rights and remedies of Lender as a secured party against the Collateral, and under applicable law, and in addition may make demand upon Guarantor for the payment of the Guaranty Obligations. All Guaranty Obligations shall bear interest at the Default Rate from and after the date an Event of Default occurs under the Note.

      8. APPLICATION OF PAYMENTS. Any payment made by any Guarantor under this Guaranty shall be applied by Lender as set forth in the Credit Agreement.

      9. INDEMNIFICATION. Each Guarantor agrees to and shall indemnify and hold Lender, and its officers, directors, employees, agents, attorneys and representatives harmless from and against any liabilities, claims and damages, including, without limitation, reasonable costs, attorneys' fees, disbursements and other expenses incurred or arising by reason of the taking or the failure to take action by Lender, in good faith, in respect of any transaction effected under this Guaranty, including, without limitation, any action to enforce payment of the Guaranty Obligations. The liabilities of each Guarantor under this Section 9 shall survive the termination of this Guaranty.

      10. NOTICES. All notices and other communications required or desired to be served, given or delivered hereunder shall be in writing and shall be served, given or delivered as provided in the Credit Agreement.

      11. ENTIRE AGREEMENT. This Guaranty, together with the Credit Agreement, the Note, and the other Loan Documents constitutes the entire agreement, and supersedes all prior and contemporaneous oral and written communications and agreements, between the parties with respect to the subject matter hereof.

      12. LIMITATION OF LIABILITY. Neither Lender nor any of its officers, directors, employees, agents, or counsel, shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own respective gross negligence or willful misconduct.

      13. ADVICE OF COUNSEL. Each Guarantor represents and warrants that it has either obtained the advice of counsel or has had the opportunity to obtain such advice in connection with the terms and provisions of this Guaranty.

      14. AMENDMENTS. No amendment or waiver of any provisions of this Guaranty, or consent to any departure by any Guarantor therefrom, shall be effective in any event unless the same shall be in writing and signed by Lender and all Guarantors and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      15. CONSENT TO LOAN DOCUMENTS. Each Guarantor hereby acknowledges it has received copies of, and consents to, the Credit Agreement, the Note, and all other Loan Documents.

      16. NO WAIVER. No failure on the part of Lender to exercise, and no delay in exercising, any right under the Credit Agreement of any other Loan Document shall operate as a waiver thereof; and no single or partial exercise of any right under the Credit Agreement or any other Loan Document shall preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Credit Agreement and other Loan Documents are cumulative and not exclusive of any remedies provided by law.

      17. BINDING EFFECT. This Guaranty shall be binding upon and inure to respective benefits of Lender and all Guarantors and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights hereunder or any interest herein without Lender's prior written consent.

      18. SEVERABILITY. In the event that any one or more of the provisions contained in the Credit Agreement of any other Loan Documents shall be determined to be invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision or provisions in every other respect, and the remaining provisions of the Credit Agreement and other Loan Documents shall not be in any way impaired.

      19. GOVERNING LAW. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, OF THIS GUARANTY AND OF THE CREDIT AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS AND THE GUARANTY OBLIGATIONS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEVADA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH GUARANTOR, BY ITS ACCEPTANCE OF THIS GUARANTY, HEREBY CONSENT AND AGREE THAT THE STATE OR FEDERAL COURTS LOCATED IN THE STATE OF NEVADA, CLARK COUNTY, CITY OF LAS VEGAS, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY GUARANTOR AND LENDER PERTAINING TO THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT EACH GUARANTOR ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF CLARK COUNTY, NEVADA; PROVIDED FURTHER, THAT NOTHING IN THIS GUARANTY SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. EACH GUARANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH GUARANTOR HEREBY WAIVES ANY OBJECTION THAT ANY GUARANTOR OR LENDER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENT TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

      20. WAIVER OF TRIAL BY JURY. Each Guarantor each hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Guaranty, any other Loan Document, or any of the transactions contemplated thereby.

      21. COUNTERPARTS. This Guaranty may be executed in any number of identical counterparts, which shall constitute an original and collectively and separately constitute a single instrument or agreement.


                         [NO FURTHER TEXT ON THIS PAGE]

      IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty Agreement ($10.7 Million Credit Agreement) to and for the benefit of Lender as of the Effective Date first above written.

GUARANTOR:


PACIFIC COAST HOLDINGS INVESTMENT, LLC, a
California limited liability company,



By:   /s/ Kali P. Chaudhuri                  /s/ Jacob Sweidan
      ----------------------------------         Jacob Sweidan
      Name: Kali P. Chaudhuri                    Manager PCHI
           -----------------------------
      Title:  Manager
            ----------------------------

Address:  6800 Indiana Ave., Suite 130
         -------------------------------
          Riverside, CA 92506
         -------------------------------
Attn:
         -------------------------------
Ph:      951-782-8812
         -------------------------------
Fax:     951-782-8850
         -------------------------------

               EXHIBIT "C" TO ACKNOWLEDGEMENT, WAIVER AND CONSENT
               --------------------------------------------------





                           GUARANTY AGREEMENT OF PCHI
                    ($50 MILLION REVOLVING CREDIT AGREEMENT)



                                  SEE ATTACHED

                                                                       EXECUTION


                               GUARANTY AGREEMENT
                               ------------------
                    ($50 MILLION REVOLVING CREDIT AGREEMENT)


      This GUARANTY AGREEMENT (as the same may be amended, modified, or supplemented from time to time, the "Guaranty") is to be effective as of April 2, 2009 ("Effective Date"), by PACIFIC COAST HOLDINGS INVESTMENT, LLC, a California limited liability company ("Guarantor"), in favor of MEDICAL PROVIDER FINANCIAL CORPORATION I, a Nevada corporation ("Lender"), with reference to the following facts:

                                    RECITALS
                                    --------

      A. Guarantor is a party to that certain Revolving Credit Agreement ($50 Million Facility) dated as of October 9, 2007 (including all annexes, exhibits and schedules thereto, and as the same may be and has been amended, restated, supplemented, or otherwise modified from time to time, the "Revolving Credit Agreement"), by and among INTEGRATED HEALTHCARE HOLDINGS, INC., a Nevada corporation ("IHHI"), WMC-SA, INC., a California corporation ("WMC-SA"), WMC-A, INC., a California corporation ("WMC-A"), CHAPMAN MEDICAL CENTER, INC., a California corporation ("Chapman"), and COASTAL COMMUNITIES HOSPITAL, INC., a California corporation ("Coastal") (IHHI, WMC-SA, WMC-A, Chapman and Coastal are sometimes collectively referred to herein as "Borrowers" and individually as "Borrower"); Guarantor, WEST COAST HOLDINGS, LLC, a California limited liability company ("West Coast"), GANESHA REALTY, LLC, a California limited liability company ("Ganesha") and ORANGE COUNTY PHYSICIANS INVESTMENT NETWORK, LLC, a Nevada limited liability company ("OC-PIN") (Guarantor, West Coast, Ganesha and OC-PIN are referred to collectively in the Credit Agreement as the "Credit Parties"), and Lender.

      B. Pursuant to the Credit Agreement, Lender agreed to and did make a $50,000,000 revolving line of credit loan (as amended, restated, supplemented or otherwise modified from time to time, the "$50,000,000 Revolving Line of Credit Loan") to the Borrowers. Repayment of the $50,000,000 Revolving Line of Credit Loan is evidenced by that certain $50,000,000 Revolving Line of Credit Note dated as of October 9, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the "$50,000,000 Revolving Line of Credit Note"). The Revolving Credit Agreement, the $50,000,000 Revolving Line of Credit Note and all other agreements, documents, and instruments evidencing and/or securing the payment or performance of the Obligations (as defined in the Revolving Credit Agreement) are hereinafter collectively sometimes referred to as the "$50,000,000 Revolving Line of Credit Loan Documents."

      C. The following agreements are being entered into substantially concurrent with the execution of this Guaranty:

            (i) Settlement Agreement, General Release and Covenant Not to Sue ("First Settlement Agreement") by and among IHHI, Anil V. Shah, M.D. ("Dr. Shah"), OC-PIN, Bruce Mogel ("Mogel"), Guarantor, West Coast, Dr. Kali P. Chaudhuri ("Dr. Chaudhuri"), Provider Financial Corporation II ("MPFCII"), Lender and Medical Provider Financial Corporation III ("MPFCIII") (MCC, MPFCII, Lender and MPFCIII are collectively, "MedCap"); and

         (ii) Settlement Agreement No. 2 ("SECOND SETTLEMENT AGREEMENT", and together with the First Settlement Agreement, the "SETTLEMENT AGREEMENTS") by and among Dr. Shah, OC-PIN, the members of OC-PIN, Guarantor, West Coast, the members of West Coast, Dr. Chaudhuri, and Ganesha.

      D. The Settlement Agreements require the parties thereto to enter into further agreements as described therein, including without limitation, a Voting Agreement between Dr. Chaudhuri and OC-PIN.

      E. The Settlement Agreements contemplate the occurrence of various transactions and events, including without limitation, the dissolution of West Coast and restructuring of Guarantor, the dissolution of OC-PIN, the grant and exercise of an Option and Tag Along Rights (as defined in the Settlement Agreements) that will or may result in, among other things, changes in actual or beneficial ownership of the parties thereto and/or affiliates of those parties, some of whom are Credit Parties under the Revolving Credit Agreement.

      F. Among other conditions for entering into the First Settlement Agreement, Lender has required that the Guarantor guaranty the payment and performance of the Guaranty Obligations (defined below), including repayment of the $50,000,000 Revolving Line of Credit Loans.

      G. The parties intend that these Recitals are made a part of this Guaranty.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Guaranty, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby covenants, promises and agrees for the benefit of Lender as follows:

      1. DEFINITIONS; CERTAIN MATTERS OF CONSTRUCTION. Unless otherwise set forth herein, (a) initially capitalized terms or matters of construction defined or established in the Revolving Credit Agreement shall be applied herein as defined or established therein, (b) any reference to a "Section" shall refer to the relevant section of this Guaranty, and (c) the following terms shall have, unless otherwise provided elsewhere in this Guaranty, the meanings set forth below:

      "EQUITY INTEREST" means all shares of Stock, options and warrants to purchase equity securities or other forms of equity, membership interests, general or limited partnership interests or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act).

      "GUARANTY OBLIGATIONS" shall mean (a) the obligations to repay the $50,000,000 Revolving Line of Credit Loan under the $50,000,000 Revolving Line of Credit Note, (b) the payment and performance obligations under the Revolving Credit Agreement, including repayment of the $50,000,000 Revolving Line of Credit Loan and the $50,000,000 Revolving Line of Credit Note, (c) payment and performance obligations under the other $50,000,000 Revolving Line of Credit Loan Documents, (d) all other indebtedness, liabilities, and obligations of all Borrowers and the Credit Parties to Lender whether now existing or hereafter arising under the $50,000,000 Revolving Line of Credit Loan Documents, and (e) all indebtedness, liabilities, and Obligations of Guarantors to Lender whether now existing or hereafter arising under this Guaranty or in any of the $50,000,000 Revolving Line of Credit Loan Documents.

      "MATERIAL ADVERSE EVENT" means that any one or more of the following has occurred: (a) any representation or warranty in the Revolving Credit Agreement or in any of the other $50,000,000 Revolving Line of Credit Loan Documents or in any written statement, report, financial statement or certificate made or delivered to Lender by any Borrower or by any Credit Party (including Guarantors) is untrue or incorrect in any material respect as of the date when made or deemed made; or (b) between the Effective Date and the Termination Date, any Borrower or any Credit Party (including Guarantors) commit any act or omit to take any act the result of which constitutes a fraud or intentional misrepresentation as to Lender.

      "OBLIGATIONS" means all obligations of Borrower under the Revolving Credit Agreement.

      2.    GUARANTY.

            2.1   GUARANTY OF THE OBLIGATIONS.

                  (a) In consideration of making the $50,000,000 Revolving Line of Credit Loan to Borrowers under the Revolving Credit Agreement, for all other financial accommodations to or for the benefit of Borrowers and Credit Parties, for entering into the First Settlement Agreement, and for other valuable consideration the receipt and sufficiency of which Guarantor hereby acknowledges, Guarantor hereby unconditionally, irrevocably and absolutely guaranties to Lender, and its respective successors, endorsees, transferees, and assigns, the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of the Guaranty Obligations.

                  (b) This Guaranty constitutes a guaranty of payment and performance when due and not of collection, and Guarantor specifically agrees that it shall not be necessary or required that Lender, or any of its successors, endorsees, transferees, or assigns assert any claim or demand or enforce any remedy whatsoever against any Borrower, any other guarantor, or with respect to any collateral provided by any Borrower (collectively, "COLLATERAL"), before or as a condition to the obligations of Guarantor under this Guaranty.

            2.2 ABSOLUTE AND IRREVOCABLE GUARANTY. The Guaranty Obligations shall remain in full force and effect without regard to, and shall not be impaired or affected by, or be deemed to be satisfied by, and Guarantor shall not be exonerated, discharged, revoked or released by, any of the following events:

                  (a) Lender's exercise or enforcement of, or failure or delay in exercising or enforcing, legal proceedings to collect the $50,000,000 Revolving Line of Credit Loan or the Guaranty Obligations or any power, right, or remedy with respect to the $50,000,000 Revolving Line of Credit Loan, the Guaranty Obligations, or the Collateral, including without limitation: (i) any action or inaction of Lender to perfect, protect, or enforce any lien upon any Collateral; or (ii) any change in the time, manner, or place of payment of, or in any other term of, any or all of the $50,000,000 Revolving Line of Credit Loan or the Guaranty Obligations, or any other amendment to, or waiver of, the $50,000,000 Revolving Line of Credit Note, any other $50,000,000 Revolving Line of Credit Loan Document, or any other agreement or instrument governing or evidencing the $50,000,000 Revolving Line of Credit Loan or any of the Guaranty Obligations;

                  (b) Insolvency, bankruptcy, reorganization, arrangement, adjustment, composition, assignment for the benefit of creditors, appointment of a receiver or trustee for all or any part of any Borrower's or any Guarantor's assets or of the assets of any other guarantor of the Obligations, liquidation, winding-up, or dissolution of any Borrower or any Guarantor, or any other guarantor of the Obligations;

                  (c) Any limitation, discharge, cessation, or partial satisfaction of the $50,000,000 Revolving Line of Credit Loan, the Guaranty Obligations, or the obligations of any other guarantor of the Obligations, or any invalidity, voidability, unenforceability, in whole or in part, of the $50,000,000 Revolving Line of Credit Note, this Guaranty, any other $50,000,000 Revolving Line of Credit Loan Document, or any other document evidencing the $50,000,000 Revolving Line of Credit Loan or Guaranty Obligations;

                  (d) Any merger, acquisition, consolidation or change in structure of any Borrower or any Guarantor or any other guarantor of the Obligations; or any sale, lease, transfer, or other disposition of any or all of the assets or Equity Interests of any Borrower or any Guarantor or any other Guarantor of the Obligations, including, without limitation, any transfer by any Borrower of all or any part of any Collateral, or termination of any Borrower's existence for any reason;

                  (e) Any assignment or other transfer, in whole or in part, of Lender's interest in or rights in or under the $50,000,000 Revolving Line of Credit Note, or any other $50,000,000 Revolving Line of Credit Loan Document, including, without limitation, this Guaranty, or with respect to the $50,000,000 Revolving Line of Credit Loan, the Guaranty Obligations, or the Collateral;

                  (f) Any claim, defense, counterclaim, or setoff that any Borrower or any Guarantor or any other Guarantor of the Obligations may have or assert, including, without limitation, any defense of incapacity, disability, or lack of corporate, organizational or other authority to execute any document relating to the $50,000,000 Revolving Line of Credit Loan, the Guaranty Obligations, the Collateral, or this Guaranty, other than (i) upon the occurrence of the Termination Date, the defense of prior performance, or (ii) any defense based on any applicable provision of the Uniform Commercial Code requiring that Collateral be disposed of in a commercially reasonable manner;

                  (g)   Any purported revocation by any Guarantor;

                  (h) Any cancellation, renunciation or surrender of any pledge, guaranty, or any debt instrument evidencing the $50,000,000 Revolving Line of Credit Loan or the Guaranty Obligations;

                  (i) The vote, claim, distribution, election, acceptance, action, or inaction of Lender in any bankruptcy or reorganization case related to the $50,000,000 Revolving Line of Credit Loan, the Guaranty Obligations, or the Collateral; or

                  (j) Any other action or circumstances that might otherwise constitute a defense available to, or a legal or equitable discharge of, any surety, any Guarantor or any other Guarantor, except as expressly provided herein;

it being agreed that the Guaranty Obligations shall not be discharged or revoked or released until the Termination Date.

            2.3 DEMAND BY LENDER. In addition to the terms set forth herein, and in no manner imposing any limitation on such terms, if any of the Obligations under the $50,000,000 Revolving Line of Credit Note or the Revolving Credit Agreement or the other $50,000,000 Revolving Line of Credit Loan Documents are declared to be or otherwise becomes immediately due and payable due in whole or in part to the occurrence of a Material Adverse Event(s), then Guarantor, upon demand in writing therefor by Lender, shall promptly pay the Guaranty Obligations to Lender. Payment by Guarantor shall be made to Lender to be credited and applied to the Obligations, in immediately available funds in lawful money of the United States of America to an account designated by Lender or at the address set forth in the Revolving Credit Agreement or at any other address that may be specified in writing from time to time by Lender as provided herein. Any payment received by Lender with respect to the $50,000,000 Revolving Line of Credit Loan or other Obligations shall reduce the Guaranty Obligations by the amount of such payment.

            2.4 GUARANTOR WAIVERS. In addition to any other waivers contained herein, each Guarantor waives, agrees and acknowledges as follows and waives any defense based upon or arising from the following:

                  (a) The Guaranty Obligations are the immediate, direct, primary and absolute liabilities of each Guarantor, and are independent of, and not co-extensive with, the $50,000,000 Revolving Line of Credit Loan, the other Obligations or the obligations of any other Guarantor of the Obligations. Each Guarantor expressly waives any right it may have now or in the future to direct or affect the manner or timing of Lender's enforcement of its rights or remedies. Each Guarantor expressly waives any right he may have now or in the future to revoke this Guaranty. Each Guarantor expressly waives any right it may have now or in the future to require Lender to, and Lender shall not have any liability to, pursue or enforce first against any Borrower, any of the properties or assets of any Borrower, the Collateral or any other security, guaranty or pledge that may now or hereafter be held by Lender for the $50,000,000 Revolving Line of Credit Loan or for the Guaranty Obligations, or to apply such security, guaranty, or pledge to the $50,000,000 Revolving Line of Credit Loan or to the Guaranty Obligations. Each Guarantor shall remain liable for the Guaranty Obligations, notwithstanding any judgment Lender may obtain against any Borrower or any Guarantor, any other Guarantor of the Obligations, or any other Person or entity, or any modification, extension or renewal with respect thereto. Lender shall not be under any liability to marshal any assets in favor of each Guarantor or in payment of any or all of the $50,000,000 Revolving Line of Credit Loan or the Guaranty Obligations.

                  (b) Each Guarantor has entered into this Guaranty based solely upon his/her/its independent knowledge of each Borrower's financial condition, and each Guarantor assumes full responsibility for obtaining any further information with respect to each Borrower or the conduct of each Borrower's business. Each Guarantor represents that it is now, and during the terms of this Guaranty will be, responsible for ascertaining the financial condition of each Borrower. Each Guarantor hereby waives any duty on the part of Lender to disclose to any Guarantor, and agrees that it is not relying upon or expecting Lender to disclose to it, any fact known or hereafter known by Lender relating to the operation or condition of any Borrower or its business or relating to the existence, liability, or financial condition of any other Guarantor of the Obligations. Each Guarantor knowingly accepts the full range of risk encompassed in a contract of continuing guaranty, which risk includes the possibility that a Borrower may incur further indebtedness after such Borrower's financial condition or its ability to pay debts as they mature has deteriorated.

                  (c) Except as specifically provided in this Guaranty or applicable law, each Guarantor waives, to the fullest extent permitted by applicable law (i) notice of the acceptance by Lender of this Guaranty, (ii) notice of the existence, creation, payment, nonpayment, performance or nonperformance of all or any of the Guaranty Obligations, (iii) presentment, demand and protest and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of the Revolving Credit Agreement or the other $50,000,000 Revolving Line of Credit Loan Documents, the $50,000,000 Revolving Line of Credit Note, commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Lender on which Guarantors may be liable in any way, and hereby ratifies and confirms whatever Lender may do in this regard, (iv) all rights to notice and a hearing prior to Lender's taking possession or control of, or to Lender's replevy, attachment or levy upon, the Collateral or any bond or security which might be required by any court prior to allowing Lender to exercise any of its remedies, (v) all rights to receive notices from Lender with respect to, or otherwise sent to, each Guarantor or any other Guarantor of the Obligations,
(vi) the benefit of all valuation, appraisal, stay, extension, redemption and exemption laws, (vii) the benefit of any law purporting to reduce any Guarantor's obligation in proportion to the principal obligation hereby guarantied, (viii) the benefit of any law purporting to exonerate any Guarantor's obligation upon performance or an offer of performance of the principal obligation, (ix) notice of any extension, modification, renewal, or amendment of any of the terms of the $50,000,000 Revolving Line of Credit Note or the Revolving Credit Agreement or any other $50,000,000 Revolving Line of Credit Loan Document relating to the $50,000,000 Revolving Line of Credit Loan or the Guaranty Obligations, (x) notice of the occurrence of any Default or Event of Default with respect to the $50,000,000 Revolving Line of Credit Loan, the Guaranty Obligations, the Collateral or otherwise, and (xi) notice of any exercise or non-exercise by Lender of any right, power, or remedy with respect to the $50,000,000 Revolving Line of Credit Loan, the Guaranty Obligations or the Collateral.

                  (d) If Lender, under applicable law, may proceed to realize its benefits under the Revolving Credit Agreement or any other $50,000,000 Revolving Line of Credit Loan Document providing for a lien upon any Collateral, whether owned by Borrower or by any other person or entity, either by judicial foreclosure or by nonjudicial sale or enforcement, Lender, at its sole option, may determine which of its remedies or rights it may pursue without affecting any of its rights and remedies under this Guaranty.

                  (e) Each Guarantor represents that the $50,000,000 Revolving Line of Credit Loan and Guaranty Obligations are and shall be incurred by the Borrowers for the permitted uses set forth in the Revolving Credit Agreement. Each Guarantor undertakes all the risks encompassed in the $50,000,000 Revolving Line of Credit Note, in the Revolving Credit Agreement and the other $50,000,000 Revolving Line of Credit Loan Documents as they may be now or are hereafter agreed upon by Lender and any of the Borrowers. Prior to the date this Guaranty terminates, Lender, in such manner and upon such terms and at such time as it deems best, and with or without notice to each Guarantor, may release, add, subordinate or substitute security for the $50,000,000 Revolving Line of Credit Loan or other Guaranty Obligations in accordance with the Revolving Credit Agreement.

                  (f) A separate action or actions may be brought and prosecuted against any Guarantor whether or not an action is brought against any Borrower, or whether any Borrower or any other Guarantor is joined in any such action or actions.

            2.5 WAIVERS UNDER STATUTES. Each Guarantor makes the following waivers:

EACH GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY LENDER, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A GUARANTEED OBLIGATION, HAS DESTROYED ANY RIGHTS GRANTED TO EACH GUARANTOR PURSUANT TO NEVADA LAW.

            2.6   ADDITIONAL WAIVERS.

                  (a) Until the Termination Date, each Guarantor waives any and all rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to any Guarantor by reason of applicable state law. This means, among other things, that:

                        (i) Each Guarantor waives and will be unable to raise any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal;

                        (ii) Each Guarantor waives and will be unable to raise any defense based upon any statute or rule of law which provides that a creditor may be required to pursue the principal obligor or the security for the principal obligation before seeking enforcement against a guarantor or security pledged by such guarantor;

                        (iii) Each Guarantor waives and will be unable to raise any defense based upon any statute or rule of law which provides that a guarantor's obligations may be limited or exonerated by reason of the creditor's alteration of the principal obligation or of another guaranty, or by reason of the impairment or suspension of the creditor's rights or remedies against the principal, another guarantor, or any security given for the principal obligation or given for other guaranties;

                        (iv) Each Guarantor waives and will be unable to claim any right to participate in, or the benefit of, any security given for the principal obligation now or hereafter held by Lender; and

                        (v) Each Guarantor waives and will be unable to claim any right of subrogation and any right to enforce any remedy which Lender may have against any Borrower.

                  (b) Each Guarantor waives any defense based upon any lack of authority of the officers, directors, partners, members, managers, or agents acting or purporting to act on behalf of any Borrower or any principal of any Borrower or any legal disability or defect in the formation of any Borrower.

                  (c) Each Guarantor waives any defense based upon the application by any Borrower of the proceeds of the $50,000,000 Revolving Line of Credit Loan for purposes other than the purposes represented by Borrowers to Lender or intended or understood by Lender or any Guarantor.

                  (d) Each Guarantor waives the benefit of any statute of limitations affecting the liability of any Guarantor hereunder or the enforcement hereof, and each Guarantor further agrees that any act or event which tolls any statute of limitations applicable to the obligations of any Borrower shall similarly operate to toll the statute of limitations applicable to any Guarantor's liability hereunder.

                  (e) Each Guarantor further waives any and all defenses which are comparable to the waivers set forth in this Guaranty which would otherwise be available to a Guarantor under Nevada or California law (whether based on a statute or decisional law) and any other defenses available to guarantors under Nevada or California law, whether based on a statute or decisional law.

            2.7 BENEFITS OF GUARANTY. The provisions of this Guaranty are for the benefit of Lender and its successors, transferees, endorsees, and assigns, and nothing herein shall impair the $50,000,000 Revolving Line of Credit Loan or other Obligations, as between Borrower, Guarantors and Lender. No such transfer, endorsement, or assignment shall increase or diminish any of the Guaranty Obligations hereunder. This Guaranty binds each Guarantor, and no Guarantor may assign, transfer or endorse this Guaranty. In the event all or any part of the $50,000,000 Revolving Line of Credit Loan or other Obligations are transferred, endorsed or assigned by Lender to any Person or Persons, any reference to "Lender" herein shall be deemed to refer equally to such Person or Persons.

            2.8 CONTINUING GUARANTY. (a) This is a continuing guaranty, (b) this Guaranty shall remain in full force and effect until the Termination Date, and (c) the Guaranty Obligations hereunder shall extend to each and every extension or renewal, if any, of the $50,000,000 Revolving Line of Credit Note, the Revolving Credit Agreement or other $50,000,000 Revolving Line of Credit Loan Documents regardless of whether the $50,000,000 Revolving Line of Credit Loan or other Guaranty Obligations, in successive transactions, may be paid, repaid, advanced or renewed from time to time.

            2.9 SUBORDINATION. Except for compensation and employee benefits due any Guarantor from time to time from any Borrower, and all dividends and distributions permitted pursuant to the Revolving Credit Agreement and the Pledge Agreement to be paid or issued to any Guarantor, any and all present and future debts and obligations of each Borrower to any Guarantor are hereby fully and absolutely subordinated to the right and time of payment in full of the Guaranty Obligations to Lender under each of the $50,000,000 Revolving Line of Credit Note, the Revolving Credit Agreement and the other $50,000,000 Revolving Line of Credit Loan Documents. Notwithstanding the foregoing, unless an Event of Default shall have occurred, any Borrower may declare and pay dividends to its shareholders, including Guarantors, in accordance with its organizational documents and applicable law. Any Lien, now existing or hereafter arising, on or in any of the assets of any Borrower in favor of Guarantors, whether created by contract, assignment, subrogation, reimbursement, indemnity, operation of law, principles of equity or otherwise is hereby subordinated in priority to the liens and security interests of Lender, now existing or hereafter arising. The subordination provisions of this Section 2.9 shall be effective regardless of whether demand has been made by Lender and shall remain in effect until the Termination Date.

      3. REPRESENTATIONS AND WARRANTIES. To induce Lender to provide the consideration to each Borrower and each Guarantor described above, each Guarantor hereby makes the following representations and warranties, and each and all of which survive the execution and delivery of this Guaranty:

            3.1 DUE AUTHORIZATION. The execution, delivery and performance by such Guarantor of this Guaranty have been duly authorized by all necessary action of such Guarantor.

            3.2 BINDING OBLIGATION. This Guaranty constitutes the legal, valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with its terms.

            3.3 NO CONFLICTS. To the best of such Guarantor's knowledge, the execution, delivery, and performance by such Guarantor of this Guaranty does not contravene any law or any contractual restriction binding on or affecting such Guarantor, and does not result in or require the creation of any Lien upon or with respect to any of its properties.

            3.4 CONSENTS. No authorization or approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by such Guarantor of this Guaranty.

            3.5 ADDRESS AND LOCATION OF RECORDS. The address of such Guarantor's principal place of business is accurately set forth on the signature page to this Guaranty.

            3.6 NO SETOFF, DEFENSE, OR COUNTERCLAIM. As of the date of this Guaranty, the Guaranty Obligations are not subject to any setoff or defense of any kind against Lender or any Borrower, and such Guarantor specifically waives his right to assert any such defense or right of setoff. The Guaranty Obligations shall not be subject to any counterclaims, setoffs, or defenses against Lender or any Borrower that may arise in the future, except for (a) any defense of prior performance or payment, or (b) any defense based on any applicable provision of the Uniform Commercial Code requiring that Collateral be disposed of in a commercially reasonable manner, which any Borrower, Guarantors, or other guarantor of the Obligations may have or assert.

      4. COVENANTS. Each Guarantor covenants and agrees that until the Termination Date, each Guarantor shall give prompt written notice to Lender (in any event not later than 10 days prior to any change described below) of (a) any change in the location of such Guarantor's principal place of business, (b) any change in the location of books and records pertaining to its business, (c) any change in its name, identity, or structure in any manner which might make any financing statement filed in connection with the $50,000,000 Line of Credit Loan Documents.

      5. FURTHER ASSURANCES. Each Guarantor agrees that, at its expense, upon the written request of Lender, it will promptly execute and deliver to Lender any additional instruments or documents reasonably considered necessary by Lender to cause this Guaranty to be, become, or remain valid and effective in accordance with its terms. Each Guarantor will provide Lender in writing such financial and other information with respect to its assets and liabilities as Lender shall request, in form reasonably satisfactory to Lender.

      6. REINSTATEMENT. This Guaranty shall remain in full force and effect and continue to be effective, as the case may be, if at any time payment or performance of the $50,000,000 Revolving Line of Credit Loan or the Guaranty Obligations, or any part thereof, pursuant to applicable law, is avoided, rescinded, or reduced in amount, or must otherwise be restored or returned by Lender, or any other obligee of the $50,000,000 Revolving Line of Credit Loan or the Guaranty Obligations, whether as a "voidable preference," "fraudulent conveyance" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is avoided, rescinded, reduced, restored or returned, the $50,000,000 Revolving Line of Credit Loan or the Guaranty Obligations, as the case may be, shall be reinstated and deemed reduced only by such amount paid and not so avoided, rescinded, reduced, restored or returned.

      7. DEFAULTS AND REMEDIES. Upon the occurrence and during the continuance of an Event of Default under the $50,000,000 Revolving Line of Credit Note or the Revolving Credit Agreement or other $50,000,000 Revolving Line of Credit Loan Documents, Lender may declare any or all of the Guaranty Obligations, immediately and without demand, notice or legal process of any kind, to be, and such Guaranty Obligations shall immediately become, due and payable, and then, or at any subsequent time, Lender may exercise any or all of its rights and remedies under this Guaranty, the $50,000,000 Revolving Line of Credit Note, the Revolving Credit Agreement, and any other $50,000,000 Revolving Line of Credit Loan Documents, including the exercise of any rights and remedies of Lender as a secured party against the Collateral, and under applicable law, and in addition may make demand upon Guarantor for the payment of the Guaranty Obligations. All Guaranty Obligations shall bear interest at the Default Rate from and after the date an Event of Default occurs under the $50,000,000 Revolving Line of Credit Note.

      8. APPLICATION OF PAYMENTS. Any payment made by any Guarantor under this Guaranty shall be applied by Lender as set forth in the Revolving Credit Agreement.

      9. INDEMNIFICATION. Each Guarantor agrees to and shall indemnify and hold Lender, and its officers, directors, employees, agents, attorneys and representatives harmless from and against any liabilities, claims and damages, including, without limitation, reasonable costs, attorneys' fees, disbursements and other expenses incurred or arising by reason of the taking or the failure to take action by Lender, in good faith, in respect of any transaction effected under this Guaranty, including, without limitation, any action to enforce payment of the Guaranty Obligations. The liabilities of each Guarantor under this Section 9 shall survive the termination of this Guaranty.

      10. NOTICES. All notices and other communications required or desired to be served, given or delivered hereunder shall be in writing and shall be served, given or delivered as provided in the Revolving Credit Agreement.

      11. ENTIRE AGREEMENT. This Guaranty, together with the Revolving Credit Agreement, the $50,000,000 Revolving Line of Credit Note, and the other $50,000,000 Revolving Line of Credit Loan Documents constitutes the entire agreement, and supersedes all prior and contemporaneous oral and written communications and agreements, between the parties with respect to the subject matter hereof.

      12. LIMITATION OF LIABILITY. Neither Lender nor any of its officers, directors, employees, agents, or counsel, shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own respective gross negligence or willful misconduct.

      13. ADVICE OF COUNSEL. Each Guarantor represents and warrants that it has either obtained the advice of counsel or has had the opportunity to obtain such advice in connection with the terms and provisions of this Guaranty.

      14. AMENDMENTS. No amendment or waiver of any provisions of this Guaranty, or consent to any departure by any Guarantor therefrom, shall be effective in any event unless the same shall be in writing and signed by Lender and all Guarantors and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      15. CONSENT TO $50,000,000 REVOLVING LINE OF CREDIT LOAN DOCUMENTS. Each Guarantor hereby acknowledges he has received copies of, and consents to, the Revolving Credit Agreement, the $50,000,000 Revolving Line of Credit Note, and all other $50,000,000 Revolving Line of Credit Loan Documents.

      16. NO WAIVER. No failure on the part of Lender to exercise, and no delay in exercising, any right under the Revolving Credit Agreement of any other $50,000,000 Revolving Line of Credit Loan Document shall operate as a waiver thereof; and no single or partial exercise of any right under the Revolving Credit Agreement or any other $50,000,000 Revolving Line of Credit Loan Document shall preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Revolving Credit Agreement and other $50,000,000 Revolving Line of Credit Loan Documents are cumulative and not exclusive of any remedies provided by law.

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

      17. BINDING EFFECT. This Guaranty shall be binding upon and inure to respective benefits of Lender and all Guarantors and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights hereunder or any interest herein without Lender's prior written consent.

      18. SEVERABILITY. In the event that any one or more of the provisions contained in the Revolving Credit Agreement of any other $50,000,000 Revolving Line of Credit Loan Documents shall be determined to be invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision or provisions in every other respect, and the remaining provisions of the Revolving Credit Agreement and other $50,000,000 Revolving Line of Credit Loan Documents shall not be in any way impaired.

      19. GOVERNING LAW. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, OF THIS GUARANTY AND OF THE REVOLVING CREDIT AGREEMENT, THE $50,000,000 REVOLVING LINE OF CREDIT NOTE AND THE OTHER $50,000,000 REVOLVING LINE OF CREDIT LOAN DOCUMENTS AND THE GUARANTY OBLIGATIONS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEVADA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH GUARANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE STATE OF NEVADA, CLARK COUNTY, CITY OF LAS VEGAS, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY GUARANTOR AND LENDER PERTAINING TO THIS GUARANTY OR ANY OF THE OTHER $50,000,000 REVOLVING LINE OF CREDIT LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OF THE OTHER $50,000,000 REVOLVING LINE OF CREDIT LOAN DOCUMENTS; PROVIDED, THAT EACH GUARANTOR ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF CLARK COUNTY, NEVADA; PROVIDED FURTHER, THAT NOTHING IN THIS GUARANTY SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. EACH GUARANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH GUARANTOR HEREBY WAIVES ANY OBJECTION THAT ANY GUARANTOR MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENT TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

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

      20. WAIVER OF TRIAL BY JURY. Each Guarantor each hereby irrevocably waives all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Guaranty, any other $50,000,000 Revolving Line of Credit Loan Document, or any of the transactions contemplated thereby.

      21. COUNTERPARTS. This Guaranty may be executed in any number of identical counterparts, which shall constitute an original and collectively and separately constitute a single instrument or agreement.


                         [NO FURTHER TEXT ON THIS PAGE]


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      IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty
Agreement ($50 Revolving Credit Agreement) to and for the benefit of Lender as of the Effective Date first above written.

GUARANTOR:


PACIFIC COAST HOLDINGS INVESTMENT, LLC, a
California limited liability company,



By:   /s/ Kali P. Chaudhuri                  /s/ Jacob Sweidan
      ----------------------------------         Jacob Sweidan
      Name: Kali P. Chaudhuri                    Manager PCHI
           -----------------------------
      Title:  Manager
            ----------------------------

Address:  6800 Indiana Ave., Suite 130
         -------------------------------
          Riverside, CA 92506
         -------------------------------
Attn:
         -------------------------------
Ph:      951-782-8812
         -------------------------------
Fax:     951-782-8850
         -------------------------------




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